EXHIBIT 10.1 Published CUSIP Number: 03662YAF5 Term Loan CUSIP Number: 03662YAG3 CREDIT AGREEMENT Dated as of November 9, 2020 among ANSYS, INC., as the Borrower, BANK OF AMERICA, N.A., as Administrative Agent, JPMORGAN CHASE BANK, N.A. and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agents, and THE OTHER LENDERS PARTY HERETO Arranged By: BOFA SECURITIES, INC., as Sole Lead Arranger and Sole Bookrunner CHAR1\1756574v5

TABLE OF CONTENTS

Section		Page
ARTICLE I DEFINITIONS AND ACCOUNTING TERMS		1
1.01	Defined Terms.	1
1.02	Other Interpretive Provisions.	24
1.03	Accounting Terms.	25
1.04	Rounding.	26
1.05	Times of Day; Rates.	26
1.06	Timing of Payment or Performance.	26
ARTICLE II COMMITMENTS AND BORROWINGS		26
2.01	Loans.	26
2.02	Borrowing; Conversions and Continuations of Loans.	26
2.03	[Reserved].	28
2.04	[Reserved].	28
2.05	Prepayments.	28
2.06	Termination or Reduction of Commitments.	28
2.07	Repayment of Loans.	29
2.08	Interest.	30
2.09	Fees.	30
2.10	Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.	30
2.11	Evidence of Debt.	31
2.12	Payments Generally; Administrative Agent's Clawback.	31
2.13	Sharing of Payments by Lenders.	33
2.14	[Reserved].	33
2.15	[Reserved].	33
2.16	Defaulting Lenders.	33
ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY		35
3.01	Taxes.	35
3.02	Illegality.	39
3.03	Inability to Determine Rates.	39
3.04	Increased Costs.	41
3.05	Compensation for Losses.	43
3.06	Mitigation Obligations; Replacement of Lenders.	43
3.07	Survival.	44
ARTICLE IV CONDITIONS PRECEDENT		44
4.01	Conditions Precedent to Effectiveness.	44
4.02	Conditions to Funding of Loans.	45
ARTICLE V REPRESENTATIONS AND WARRANTIES		46
5.01	Existence, Qualification and Power.	46
5.02	Authorization; No Contravention.	47
5.03	Governmental Authorization.	47
5.04	Binding Effect.	47
5.05	Financial Statements; No Material Adverse Effect.	47

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5.06 Litigation.......................................................................................................................... 47 5.07 No Default. ....................................................................................................................... 48 5.08 Ownership of Property. .................................................................................................. 48 5.09 Environmental Compliance. .......................................................................................... 48 5.10 Insurance. ........................................................................................................................ 48 5.11 Taxes. ............................................................................................................................... 48 5.12 ERISA Compliance. ........................................................................................................ 48 5.13 Margin Regulations; Investment Company Act. ......................................................... 49 5.14 Disclosure. ........................................................................................................................ 49 5.15 Compliance with Laws. .................................................................................................. 50 5.16 Intellectual Property; Licenses, Etc. ............................................................................. 50 5.17 Solvency. .......................................................................................................................... 50 5.18 OFAC Representation. ................................................................................................... 50 5.19 Anti-Corruption Laws. ................................................................................................... 50 5.20 Affected Financial Institutions. ...................................................................................... 50 ARTICLE VI AFFIRMATIVE COVENANTS ......................................................................................... 50 6.01 Financial Statements. ...................................................................................................... 50 6.02 Certificates; Other Information. ................................................................................... 51 6.03 Notices. ............................................................................................................................. 53 6.04 Payment of Taxes. ........................................................................................................... 53 6.05 Preservation of Existence, Etc. ...................................................................................... 53 6.06 Maintenance of Properties. ............................................................................................ 53 6.07 Maintenance of Insurance. ............................................................................................. 53 6.08 Compliance with Laws. .................................................................................................. 54 6.09 Books and Records. ......................................................................................................... 54 6.10 Inspection Rights. ............................................................................................................ 54 6.11 Use of Proceeds. ............................................................................................................... 54 6.12 Sanctions and Anti-Corruption Laws. .......................................................................... 54 ARTICLE VII NEGATIVE COVENANTS ............................................................................................... 55 7.01 Liens. ................................................................................................................................ 55 7.02 Indebtedness. ................................................................................................................... 57 7.03 Fundamental Changes. ................................................................................................... 58 7.04 Change in Nature of Business. ....................................................................................... 58 7.05 Transactions with Affiliates. .......................................................................................... 59 7.06 Use of Proceeds. ............................................................................................................... 59 7.07 Financial Covenant. ........................................................................................................ 59 7.08 Change in Fiscal Year. .................................................................................................... 59 7.09 Sanctions. ......................................................................................................................... 59 7.10 Anti-Corruption Laws. ................................................................................................... 59 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES .................................................................... 59 8.01 Events of Default. ............................................................................................................ 60 8.02 Remedies Upon Event of Default. .................................................................................. 61 8.03 Application of Funds. ..................................................................................................... 62 ARTICLE IX ADMINISTRATIVE AGENT ............................................................................................. 62 9.01 Appointment and Authority........................................................................................... 62 9.02 Rights as a Lender. ......................................................................................................... 62 9.03 Exculpatory Provisions. .................................................................................................. 63 ii CHAR1\1756574v5

9.04 Reliance by Administrative Agent. ................................................................................ 64 9.05 Delegation of Duties. ....................................................................................................... 64 9.06 Resignation of Administrative Agent. ........................................................................... 64 9.07 Non-Reliance on the Administrative Agent, the Arranger and the Other Lenders. ........................................................................................................................... 66 9.08 No Other Duties, Etc. ...................................................................................................... 66 9.09 Administrative Agent May File Proofs of Claim. ......................................................... 66 9.10 Certain ERISA Matters. ................................................................................................. 67 ARTICLE X MISCELLANEOUS.............................................................................................................. 68 10.01 Amendments, Etc. ........................................................................................................... 68 10.02 Notices; Effectiveness; Electronic Communication. .................................................... 69 10.03 No Waiver; Cumulative Remedies; Enforcement. ....................................................... 71 10.04 Expenses; Indemnity; Damage Waiver. ........................................................................ 72 10.05 Payments Set Aside. ........................................................................................................ 73 10.06 Successors and Assigns. .................................................................................................. 74 10.07 Treatment of Certain Information; Confidentiality. ................................................... 79 10.08 Right of Setoff. ................................................................................................................. 80 10.09 Interest Rate Limitation. ................................................................................................ 80 10.10 Counterparts; Integration; Effectiveness. .................................................................... 80 10.11 Survival of Representations and Warranties. .............................................................. 81 10.12 Severability. ..................................................................................................................... 81 10.13 Replacement of Lenders. ................................................................................................ 81 10.14 Governing Law; Jurisdiction; Etc. ................................................................................ 82 10.15 Waiver of Jury Trial. ...................................................................................................... 83 10.16 No Advisory or Fiduciary Responsibility. .................................................................... 83 10.17 USA PATRIOT Act Notice. ........................................................................................... 84 10.18 Electronic Execution. ...................................................................................................... 84 10.19 Time of the Essence. ........................................................................................................ 84 10.20 Entire Agreement. ........................................................................................................... 85 10.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. ...................................................................................................................... 85 10.22 Acknowledgement Regarding Any Supported QFCs. ................................................. 85 iii CHAR1\1756574v5

SCHEDULES 2.01 Commitments and Applicable Percentages 7.01 Existing Liens 7.02 Existing Indebtedness 10.02 Administrative Agent’s Office; Certain Addresses for Notices EXHIBITS Form of A Loan Notice B Notice of Loan Prepayment C Note D Compliance Certificate E-1-4 U.S. Tax Compliance Certificates F Assignment and Assumption iv CHAR1\1756574v5

CREDIT AGREEMENT This CREDIT AGREEMENT (this “Agreement”) is entered into as of November 9, 2020 among ANSYS, Inc., a Delaware corporation (the “Borrower”), each Lender from time to time party hereto, and Bank of America, N.A., as Administrative Agent. The Borrower has requested that the Lenders provide the credit facility set forth herein, and the Lenders are willing to do so on the terms and conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Acquisition”, by any Person, means the acquisition by such Person, in a single transaction or in a series of related transactions, of either (a) all or any substantial portion of the property of, or a line of business or division of, another Person, or (b) at least a majority of the voting stock of another Person, in each case whether or not involving a merger or consolidation with such other Person. “Adjustment” has the meaning specified in Section 3.03(c). “Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means (a) the Administrative Agent’s address as set forth on Schedule 10.02, or such other address as the Administrative Agent may from time to time notify to the Borrower and the Lenders in writing, and (b) the Administrative Agent’s account separately disclosed in writing by the Administrative Agent to the Borrower and the Lenders from time to time. “Administrative Questionnaire” means an Administrative Questionnaire in a form approved by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution, or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agreement” means this Credit Agreement. “Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Term Facility represented by (a) at any time during the Availability Period and prior to the Funding Date, such Lender’s Commitment at such time, and (b) thereafter, the outstanding principal amount of such Lender’s Loan at such time. The initial Applicable Percentage of each Lender is 1 CHAR1\1756574v5 set forth opposite the name of such Lender on Schedule 2.01, as it may change from time to time in accordance with the terms hereof.

"Applicable Rate" means the following percentages per annum, based upon the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower for the most recently-ended four quarter period as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Consolidated Leverage Ratio	Eurodollar Rate Loans	Base Rate Loans
1	< 1.00 to 1.0	1.125%	0.125%
2	≥ 1.00 to 1.0 but < 2.00 to 1.0	1.250%	0.250%
3	≥ 2.00 to 1.0 but < 3.00 to 1.0	1.375%	0.375%
4	≥ 3.00 to 1.0 but < 3.50 to 1.0	1.500%	0.500%
5	≥ 3.50 to 1.0	1.750%	0.750%

provided, that, the Applicable Rate in effect from the Closing Date until the date that is the earlier of (a) the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a) for the first fiscal quarter of the Borrower ending after the Funding Date, and (b) the Ratings Achievement Date, shall be determined based upon Pricing Level 2. Thereafter, the Applicable Rate for any day shall be the percentages per annum set forth in the table below determined by reference to the numerically lower of (i) the Pricing Level corresponding to the Debt Ratings as in effect on such day, and (ii) the Pricing Level corresponding to the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower for the most recently-ended four quarter period as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a) on or prior to such day:

Pricing Level	Consolidated Leverage Ratio	Debt Ratings (S&P / Moody's / Fitch)	Eurodollar Rate Loans	Base Rate Loans
1	< 1.00 to 1.0	≥ BBB+ / Baa1 / BBB+	1.125%	0.125%
2	≥ 1.00 to 1.0 but < 2.00 to 1.0	BBB / Baa2 / BBB	1.250%	0.250%
3	≥ 2.00 to 1.0 but < 3.00 to 1.0	BBB- / Baa3 / BBB-	1.375%	0.375%
4	≥ 3.00 to 1.0 but < 3.50 to 1.0	BB+ / Ba1 / BB+	1.500%	0.500%
5	≥ 3.50 to 1.0	≤ BB / Ba2 / BB	1.750%	0.750%

provided, that, (A) if a Compliance Certificate is not delivered when due in accordance with Section 6.02(a), then Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the first Business Day following the date on which such Compliance Certificate is delivered in accordance with Section 6.02(a),

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(B) to the extent the Pricing Level corresponding to the Debt Ratings as in effect on such day is two or more levels different than the Pricing Level corresponding to the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower for the most recently-ended four quarter period as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a), the Applicable Rate for such day shall be determined by reference to the Pricing Level that is one level above (numerically lower) the lower (numerically higher) of the Pricing Level corresponding to the Debt Ratings as in effect on such day and the Pricing Level corresponding to the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower for the most recently-ended four quarter period as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a), and (C) if at any time there is (1) only one Debt Rating, or (2) no Debt Rating, then, in either case, the Applicable Rate shall be determined by reference to the Pricing Level corresponding to the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower for the most recently-ended four quarter period as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a). Any increase or decrease in the Applicable Rate (x) resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a), and (y) resulting from a publicly announced change in the Debt Ratings shall be effective as of the date on which such change is publicly announced. Notwithstanding anything to the contrary contained in this definition, at any time the Applicable Rate is determined by reference to the Consolidated Leverage Ratio, the determination of the Applicable Rate for any such period shall be subject to the provisions of Section 2.10(b). “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arranger” means BofA Securities, in its capacities as sole lead arranger and sole bookrunner. “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit F or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent. “Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease Obligation of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation of any Person, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease, and (c) in respect of any Securitization Transaction entered into by any Person, the outstanding principal amount of such financing that would appear on a balance sheet of such Person prepared on such date in accordance with GAAP if the sale or transfer of assets that are subject thereto were accounted for as a secured loan. “Audited Financial Statements” means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2019, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto. 3 CHAR1\1756574v5

“Availability Period” means the period from and including the Closing Date to the earliest to occur of (a) the termination of the Specified Acquisition Agreement in accordance with its terms, (b) the consummation of the Specified Acquisition with or without the funding of the Loans, (c) the date of termination of the Term Facility pursuant to Section 2.06(a), (d) December 31, 2020 (provided, that, if the termination date set forth in Section 8.1(c) of the Specified Acquisition Agreement (as in effect on October 23, 2020) is extended pursuant to the first proviso to Section 8.1(c) of the Specified Acquisition Agreement (as in effect on October 23, 2020), such date shall be automatically extended to March 31, 2021), and (e) the date of termination of the commitment of each Lender to make a Loan pursuant to Section 8.02. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank of America” means Bank of America, N.A. and its successors. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus one-half of one percent (0.50%), (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurodollar Rate plus one percent (1.00%); provided, that, if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such “prime rate” announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code, or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. 4 CHAR1\1756574v5

“Board of Directors” means (a) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (b) with respect to a partnership, the Board of Directors of the general partner of the partnership, (c) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof or if not member-managed, the managers thereof or any committee of managing members or managers thereof duly authorized to act on behalf of such Persons, and (d) with respect to any other Person, the board or committee of such Person serving a similar function. “BofA Securities” means BofA Securities, Inc. “Borrower” has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means the borrowing consisting of simultaneous Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day that is also a day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market. “Capitalized Lease Obligation” means the monetary obligation of a Person under any lease of any property by such Person as lessee which would, in accordance with GAAP, be required to be accounted for as a capital lease on the balance sheet of such Person. “Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any applicable Law, (b) any change in any applicable Law or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Governmental Authority; provided, that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof, and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “Change of Control” means an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of forty percent (40%) or more of the Equity Interests of the Borrower entitled to vote for members of the Board of Directors of the Borrower on a fully-diluted 5 CHAR1\1756574v5 basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or (b) during any period of twenty-four (24) consecutive months, a majority of the members of the Board of Directors of the Borrower cease to be composed of individuals (i) who were members of the Board of Directors of the Borrower on the first day of such period, (ii) whose election or nomination to the Board of Directors of the Borrower was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that Board of Directors, or (iii) whose election or nomination to the Board of Directors of the Borrower was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that Board of Directors. “Closing Date” means November 9, 2020. “Code” means the Internal Revenue Code of 1986. “Commitment” means, as to each Lender, its obligation to make a Loan to the Borrower pursuant to Section 2.01in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate principal amount of the Commitments in effect on the Closing Date is THREE HUNDRED SEVENTY FIVE MILLION and No/100 DOLLARS ($375,000,000.00). “Communication” has the meaning specified in Section 10.18. “Compliance Certificate” means a certificate substantially in the form of Exhibit D. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to: (a) Consolidated Net Income for such period; plus (b) the following, without duplication, to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period; (ii) the provision for federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, including any franchise taxes or other taxes based on income, profits or capital; (iii) depreciation and amortization expense of the Borrower and its Subsidiaries for such period; (iv) non-cash charges or expenses of the Borrower and its Subsidiaries for such period in connection with any equity plan or stock-based compensation plan, any other management or employee benefit plan or agreement, or any stock subscription or shareholder agreement (including any non-cash charges or expenses of the Borrower and its Subsidiaries in connection with the granting of any restricted stock units); (v) infrequent or unusual losses, charges or expenses of the Borrower and its Subsidiaries for such period; (vi) any non-cash charges, expenses, or losses of the Borrower and its Subsidiaries for such period; provided, that, if any such non-cash charge, expense or loss represents an accrual or reserve for a cash expenditure in a future period, then such cash expenditure in such future period shall be subtracted from Consolidated EBITDA pursuant to clause (c)(iv) below when paid; (vii) any fees, costs and expenses (including any transaction or retention bonus or similar payment) incurred by the Borrower and its Subsidiaries during such period, or any amortization thereof for such period, in connection with any Acquisition, any investment, any recapitalization, any Disposition, any issuance or repayment of Indebtedness, any issuance of Equity Interests, or any amendment, modification, waiver, or refinancing relating to any document governing any Indebtedness, in each case, whether or not consummated (and, in the case of any consummated transaction, including such transactions consummated prior to the Closing 6 CHAR1\1756574v5

Date) and so long as such transaction is permitted by this Agreement; provided, that, the aggregate amount added back to Consolidated EBITDA pursuant to this clause (b)(vii) for such period, when taken together with the aggregate amounts added back to Consolidated EBITDA pursuant to clauses (b)(viii) and (b)(x) below for such period, shall not exceed fifteen percent (15%) of Consolidated EBITDA (calculated prior to giving effect to the add backs permitted pursuant to this clause (b)(vii) and clauses (b)(viii) and (b)(x) below) for such period; (viii) restructuring costs, charges or expenses of the Borrower and its Subsidiaries for such period, whether or not classified as restructuring costs, charges or expenses under GAAP (including severance costs, integration costs, restructuring costs related to acquisitions and to closure or consolidation of facilities or locations, facilities’ opening costs and other business optimization expenses, curtailments or modifications to pension and post-retirement employee benefit plans, retention or completion bonuses and any expense related to any reconstruction, de-commissioning or reconfiguration of fixed assets for alternate use); provided, that, the aggregate amount added back to Consolidated EBITDA pursuant to this clause (b)(viii) for such period, when taken together with the aggregate amounts added back to Consolidated EBITDA pursuant to clause (b)(vii) above and clause (b)(x) below for such period, shall not exceed fifteen percent (15%) of Consolidated EBITDA (calculated prior to giving effect to the add backs permitted pursuant to this clause (b)(viii), clause (b)(vii) above and clause (b)(x) below) for such period; (ix) any fees, costs or expenses incurred by the Borrower and its Subsidiaries for such period in connection with the entering into of the Loan Documents (and any subsequent amendment or waiver relating thereto); (x) any loss of the Borrower and its Subsidiaries in such period related to the early extinguishment of Indebtedness; provided, that, the aggregate amount added back to Consolidated EBITDA pursuant to this clause (b)(x) for such period, when taken together with the aggregate amounts added back to Consolidated EBITDA pursuant to clauses (b)(vii) and (b)(viii) above for such period, shall not exceed fifteen percent (15%) of Consolidated EBITDA (calculated prior to giving effect to the add backs permitted pursuant to this clause (b)(x) and clauses (b)(vii) and (b)(viii) above) for such period; (xi) any losses of the Borrower and its Subsidiaries in such period resulting from any Disposition by the Borrower or such Subsidiary outside of the ordinary course of business, including any net loss from discontinued operations and any net loss on the Disposition of discontinued operations; (xii) any losses of the Borrower and its Subsidiaries in such period resulting from a change in accounting principles during such period; (xiii) adjustments taken by the Borrower and its Subsidiaries in such period relating to any write-downs of acquired deferred revenue; and (xiv) any losses of the Borrower and its Subsidiaries in such period with respect to foreign exchange transactions; minus (c) the following, without duplication, to the extent included in calculating such Consolidated Net Income: (i) federal, state, local and foreign income tax credits of the Borrower and its Subsidiaries for such period; (ii) infrequent or unusual gains of the Borrower and its Subsidiaries for such period; (iii) all non-cash income or gains of the Borrower and its Subsidiaries for such period; (iv) all cash payments made by the Borrower and its Subsidiaries during such period to the extent made on account of non-cash charges, expenses, or losses added back to Consolidated EBITDA pursuant to clause (b)(vi) above in a previous period (it being understood that this clause (c)(iv) shall not be utilized in reversing any non- cash charges, expenses, or losses added back to Consolidated EBITDA); (v) all gains of the Borrower and its Subsidiaries for such period in connection with any Disposition by the Borrower or such Subsidiary outside of the ordinary course of business, including any gains from discontinued operations and any gains on the Disposition of discontinued operations; (vi) all gains of the Borrower and its Subsidiaries in such period related to the early extinguishment of Indebtedness; (vii) all gains of the Borrower and its Subsidiaries in such period resulting from a change in accounting principles during such period; and (viii) all gains of the Borrower and its Subsidiaries in such period with respect to foreign exchange transactions. “Consolidated Funded Indebtedness” means, as to any Person, as of any date, without duplication, the following, solely to the extent the same would be included as indebtedness or liabilities of such Person in accordance with GAAP: (a) Indebtedness of such Person of the type described in clauses (a), (b) (excluding, in the case of clause (b), letters of credit to the extent there is no overdue reimbursement obligation in respect thereof), (c), (d), and (e) of the definition of “Indebtedness,” (b) all Guarantees of such Person in respect of any of the Indebtedness referred to in clause (a) of this definition of another Person, 7 CHAR1\1756574v5 and (c) the Consolidated Funded Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Consolidated Funded Indebtedness is expressly made non-recourse to such Person. “Consolidated Interest Charges” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses for such period in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, plus (b) the portion of rent expense with respect to such period under capital leases that is treated as interest in accordance with GAAP, plus (c) the implied interest component of Synthetic Lease Obligations with respect to such period. “Consolidated Leverage Ratio” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the ratio of (a) Consolidated Funded Indebtedness of the Borrower and its Subsidiaries on a consolidated basis as of such date, to (b) Consolidated EBITDA for the four consecutive fiscal quarters of the Borrower most recently completed on or prior to such date. “Consolidated Net Income” means, for any period, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for such period as determined in accordance with GAAP. “Consolidated Total Assets” means, as of any date of determination, the total assets of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP as of such date. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning specified in Section 10.22. “Debt Rating” means, as of any date of determination, (a) the Borrower’s non-credit enhanced, senior unsecured long-term debt rating on such date as determined by S&P, (b) the Borrower’s non-credit enhanced, senior unsecured long-term debt rating on such date as determined by Moody’s, or (c) the Borrower’s non-credit enhanced, senior unsecured long-term debt rating on such date as determined by Fitch; provided, that, if as of any such date the Applicable Rate is determined by reference to the Debt Ratings, (i) if as of such date there are only two Debt Ratings, (A) if the Debt Ratings shall differ by one Pricing Level, then the Pricing Level for the higher (i.e. the Pricing Level that is numerically lower) of such Debt Ratings shall apply, and (B) if the Debt Ratings differ by more than one Pricing Level, then the Pricing Level that is one level lower (i.e. the Pricing Level that is numerically higher) than the Pricing Level of the higher (i.e. the Pricing Level that is numerically lower) Debt Rating shall apply, and (ii) if as of such date there are three Debt Ratings, (A) if two of the three Debt Ratings are equivalent and the third Debt Rating is lower (i.e. such Debt Rating corresponds to a numerically higher Pricing Level than the other two Debt Ratings), then the Pricing Level for the two Debt Ratings that are equivalent (i.e. the Pricing Level that is 8 CHAR1\1756574v5 numerically lower) shall apply, (B) if two of the three Debt Ratings are equivalent and the third Debt Rating is higher (i.e. such Debt Rating corresponds to a numerically lower Pricing Level than the other two Debt Ratings), then the Pricing Level for the two Debt Ratings that are equivalent (i.e. the Pricing Level that is numerically higher) shall apply, and (C) if all three Debt Ratings correspond to different Pricing Levels, then the Pricing Level corresponding to the Debt Rating that is neither the highest Debt Rating nor the lowest Debt Rating shall apply. If the rating system of S&P, Moody’s or Fitch shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, if such change or cessation results in having only one Debt Rating or no Debt Rating, the Applicable Rate shall be determined by reference to the Pricing Level corresponding to the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower for the most recently-ended four quarter period as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a). “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means (a) with respect to any Obligation for which a rate is specified, a rate per annum equal to two percent (2%) in excess of the rate otherwise applicable thereto, and (b) with respect to any Obligation for which a rate is not specified or available, a rate per annum equal to the Base Rate plus the Applicable Rate for Base Rate Loans plus two percent (2%), in each case, to the fullest extent permitted by applicable Law. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loan within two (2) Business Days of the date such Loan was required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided, that, such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by each of the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation 9 CHAR1\1756574v5

or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided, that, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower and each other Lender promptly following such determination. “Designated Jurisdiction” means any country, region or territory to the extent that such country, region or territory itself is the subject of a Sanction. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale and Leaseback Transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disqualified Institution” means, as of any date of determination, (a) any Person that is a competitor of the Borrower or any of its Subsidiaries that has been identified by legal name in writing prior to such date to the Administrative Agent (any such Person, a “Competitor”), or (b) any Affiliate of any Competitor that (i) has been identified by legal name in writing prior to such date to the Administrative Agent or (ii) is obviously (based solely on the similarity of the legal name of such Affiliate to the name of the Competitor) an Affiliate of such Competitor; provided, that, (i) the foregoing shall not apply retroactively to disqualify any Person that previously acquired an assignment of, or participation in, the Commitments or Loans to the extent such Person was not a Disqualified Institution at the time of such assignment or participation, as applicable, and (ii) the Disqualified Institutions shall not include any bona fide fixed income investor or debt fund that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, notes, bonds and similar extensions of credit or securities in the ordinary course of its business and whose managers are not involved with the equity investment decisions of any other Person described in clause (a) or clause (b) above. “Dollar” and “$” mean lawful money of the United States. “DQ List” has the meaning specified in Section 10.06(g). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. 10 CHAR1\1756574v5

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Copy” has the meaning specified in Section 10.18. “Electronic Record” has the meaning assigned to such term in 15 U.S.C. §7006. “Electronic Signature” has the meaning assigned to such term in 15 U.S.C. §7006. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)). For the avoidance of doubt, any Disqualified Institution is subject to Section 10.06(g). “Environmental Laws” means any and all Federal, state and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release of any Hazardous Materials into the environment, or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means: (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the 11 CHAR1\1756574v5

institution by the PBGC of proceedings to terminate a Pension Plan; (f) the determination that any Pension Plan is considered an at-risk plan or a notification that a Multiemployer Plan is endangered or in critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (g) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eurodollar Rate” means: (a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars for a period equal in length to such Interest Period (“LIBOR”)) as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two (2) Business Days prior to such date for Dollar deposits with a term of one month commencing that day; and (c) if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. “Eurodollar Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of “Eurodollar Rate.” “Event of Default” has the meaning specified in Section 8.01. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 10.13), or (ii) such Lender changes its Lending Office, except in each case to the extent that pursuant to Section 3.01(a)(ii), (a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e), and (d) any U.S. federal withholding taxes imposed under FATCA. “Existing BofA Credit Agreement” means that certain credit agreement, dated as of February 22, 2019, by and among the Borrower, the lenders party thereto, Bank of America, in its capacity as the administrative agent, the swing line lender and a letter of credit issuer, and the other letter of credit issuers party thereto. 12 CHAR1\1756574v5

“FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or official practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of such sections of the Code. “Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided, that, if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Letter” means the fee letter agreement, dated as of the date hereof, between the Borrower and Bank of America. “Fitch” means Fitch Ratings Inc., and any successor or assignee of the business of such company in the business of rating debt. “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the Laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “Funding Date” means the date on which all of the conditions specified in Section 4.02 have been satisfied and the funding of the Loans has occurred. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, consistently applied and subject to Section 1.03. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of the kind described in the definition thereof or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or 13 CHAR1\1756574v5 other obligation, (b) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (d) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that, the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “HMT” has the meaning specified in the definition of “Sanction(s).” “Impacted Loans” has the meaning specified in Section 3.03(a). “Indebtedness” means, as to any Person, as of any date, without duplication, all of the following: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments, in each case, solely to the extent the same would be included as indebtedness or liabilities of such Person in accordance with GAAP; (b) the face amount of any letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments of such Person; (c) all obligations of such Person to pay the deferred purchase price of property or services, in each case, solely to the extent the same would be included as indebtedness or liabilities of such Person in accordance with GAAP, other than (i) trade accounts payable in the ordinary course of business, (ii) obligations of such Person in respect of operating leases, (iii) accrued expenses and deferred taxes incurred by such Person and paid in the ordinary course of business (unless such accrued expenses or deferred taxes would be included as indebtedness or liabilities of such Person in accordance with GAAP), and (iv) any earn-out obligation or purchase price adjustment of such Person so long as no payment is owed thereunder and such obligation is not fixed in amount; (d) indebtedness (excluding prepaid interest thereon) secured by a Lien (other than a Lien for taxes not yet due and payable) on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse (with the amount of such indebtedness to be deemed equal to the lesser of (i) the aggregate unpaid amount of such indebtedness, and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith); (e) Attributable Indebtedness of such Person; (f) all obligations of such Person to mandatorily purchase, redeem, retire, defease or otherwise make any payment in respect of any preferred Equity Interest in such Person or any other Person, in each case on or prior to the date that is ninety-one (91) days following the then-latest Maturity Date; (g) the Swap Termination Value of any Swap Contract entered into by such Person; (h) all Guarantees of such Person in respect of any of the foregoing; and (i) the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. 14 CHAR1\1756574v5

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document, and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning specified in Section 10.04(b). “Information” has the meaning specified in Section 10.07. “Interest Payment Date” means, (a) as to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Eurodollar Rate Loan and the Maturity Date; provided, that, if any Interest Period for a Eurodollar Rate Loan exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date. “Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one (1), two (2), three (3) or six (6) months thereafter (in each case, subject to availability) as selected by the Borrower in its Loan Notice, or such other period that is twelve (12) months or less requested by the Borrower and consented to by all of the Lenders; provided, that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date. “IRS” means the United States Internal Revenue Service. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lender” means each of the Persons identified as a “Lender” on the signature pages hereto, each other Person that becomes a “Lender” in accordance with this Agreement and their successors and permitted assigns. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent in writing, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires, each reference to a Lender shall include its applicable Lending Office. “Leverage Increase Period” has the meaning specified in Section 7.07. “LIBOR” has the meaning specified in the definition of “Eurodollar Rate.” 15 CHAR1\1756574v5

“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Administrative Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “LIBOR Successor Rate” has the meaning specified in Section 3.03(c). “LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of “Base Rate,” “Interest Period,” timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters as may be appropriate, in the discretion of the Administrative Agent in consultation with the Borrower, to reflect the adoption and implementation of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent determines in consultation with the Borrower is reasonably necessary in connection with the administration of this Agreement). “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement, in each case, in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing). “Loan” has the meaning specified in Section 2.01. “Loan Documents” means this Agreement (including the schedules and exhibits hereto), each Note, the Fee Letter, and each other document, instrument or agreement designated in writing by the Borrower and the Administrative Agent as a “Loan Document.” “Loan Notice” means a notice of (a) the Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, results of operations or financial condition of the Borrower and its Subsidiaries, taken as a whole, (b) the rights and remedies of the Administrative Agent or any Lender under any Loan Document, or of the ability of the Borrower to perform its obligations under any Loan Document to which it is a party, or (c) the legality, validity, binding effect or enforceability against the Borrower of any Loan Document to which it is a party. “Material Subsidiary” means, as of any date of determination, any Subsidiary that has, as of the last day of the four consecutive fiscal quarters of the Borrower most recently completed on or prior to such date for which financial statements have been delivered by the Borrower pursuant to Section 6.01(a) or (b) (or in the case of any determination to be made prior to the delivery of financial statements for the fiscal year of the Borrower ended December 31, 2020, determined as of the last day of the four consecutive fiscal quarters of the Borrower ended September 30, 2020), total assets in excess of five percent (5%) of the Consolidated Total Assets as of the last day of the four consecutive fiscal quarters of the Borrower most recently completed on or prior to such date for which financial statements have been delivered by the Borrower pursuant to Section 6.01(a) or (b) (or in the case of any determination to be made prior to the 16 CHAR1\1756574v5 delivery of financial statements for the fiscal year of the Borrower ended December 31, 2020, determined as of the last day of the four consecutive fiscal quarters of the Borrower ended September 30, 2020). “Maturity Date” means November 1, 2024. “Maximum Rate” has the meaning specified in Section 10.09. “Moody’s” means Moody’s Investors Service, Inc., and any successor or assignee of the business of such company in the business of rating debt. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five (5) plan years, has made or been obligated to make contributions (but, in the case of such a plan to which the Borrower or any ERISA Affiliate no longer makes or is obligated to make contributions, only if the Borrower has any outstanding liability (including contingent liability, on account of an ERISA Affiliate or otherwise)). “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 10.01, and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Note” means a promissory note made by the Borrower in favor of a Lender evidencing the Loan made by such Lender, substantially in the form of Exhibit C. “Notice of Loan Prepayment” means a notice of prepayment with respect to any Loans, which shall be substantially in the form of Exhibit B or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non- U.S. jurisdiction), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement, and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or 17 CHAR1\1756574v5 organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06). “Outstanding Amount” means with respect to the Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowing and prepayments or repayments thereof occurring on such date. “Participant” has the meaning specified in Section 10.06(d). “Participant Register” has the meaning specified in Section 10.06(d). “PATRIOT Act” has the meaning specified in Section 10.17. “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan, but excluding a Multiemployer Plan) that is maintained or is contributed to by the Borrower and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Permitted Refinancing” means, with respect to any Indebtedness of any Person, any modification, refinancing, refunding, renewal or extension of such Indebtedness; provided, that, the principal amount thereof does not exceed the sum of (a) the outstanding principal amount of the Indebtedness so modified, refinanced, refunded, renewed or extended, plus (b) prepayment premiums paid by such Person, and reasonable and customary fees and expenses incurred by such Person, in connection with such modification, refinancing, refunding, renewal or extension. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan, but excluding any Multiemployer Plan), maintained by the Borrower for employees of the Borrower or any such Plan to which the Borrower is required to contribute on behalf of any of its employees. 18 CHAR1\1756574v5

“Plan of Reorganization” has the meaning specified in Section 10.06(g). “Platform” has the meaning specified in Section 6.02. “Priority Indebtedness” means (a) unsecured Indebtedness of any Subsidiary of the Borrower, and (b) Indebtedness of the Borrower or any Subsidiary of the Borrower secured by any Lien. “Pro Forma Basis” means, that in the calculation of (a) any financial ratio or test hereunder, or (b) the financial covenant set forth in Section 7.07, in connection with any transaction described in Section 1.03(d) (including the incurrence of any Indebtedness in connection therewith), such transaction shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such transaction for which financial statements were required to be delivered pursuant to Section 6.01(a) or Section 6.01(b). In connection with the foregoing, (i) with respect to any such Disposition, (A) income statement and cash flow statement items (whether positive or negative) attributable to the property disposed of shall be excluded, and (B) Indebtedness which is retired or repaid shall be excluded and deemed to have been retired as of the first day of the applicable period, (ii) with respect to any Acquisition, (A) income statement and cash flow statement items attributable to the Person or property acquired shall be included to the extent (1) such items are not otherwise included in such income statement and cash flow statement items for the Borrower and its Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01, and (2) such items are supported by financial statements or other information reasonably relied upon by the Borrower, and (B) any Indebtedness incurred or assumed by the Borrower or any Subsidiary (including the Person or property acquired) in connection with such transaction and any Indebtedness of the Person or property acquired which is not retired in connection with such transaction (1) shall be deemed to have been incurred as of the first day of the applicable period, and (2) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination, and (iii) with respect to the incurrence of any Indebtedness, (A) such Indebtedness shall be deemed to have been incurred as of the first day of the applicable period, and (B) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning specified in Section 10.22. “Qualified Acquisition” means an Acquisition (or series of related Acquisitions consummated in any six (6)-month period) for which the aggregate consideration is at least $250,000,000, but only to the extent (a) at least $250,000,000 of such consideration is funded with the proceeds of Consolidated Funded Indebtedness, and/or (b) at least $250,000,000 of Consolidated Funded Indebtedness is assumed by the Borrower or any Subsidiary thereof in connection therewith; provided, that, for any Acquisition or series of Acquisitions to qualify as a “Qualified Acquisition,” the Administrative Agent shall have received, prior to, or concurrently with, the consummation of such Acquisition or series of Acquisitions, a certificate from a Responsible Officer certifying that such Acquisition or series of Acquisitions meet the criteria set forth 19 CHAR1\1756574v5 in this definition and notifying the Administrative Agent that the Borrower has elected to treat such Acquisition or series of Acquisitions as a “Qualified Acquisition.” “Ratings Achievement Date” means the date on which the Administrative Agent receives the Ratings Achievement Date Certification from the Borrower. “Ratings Achievement Date Certification” means a certificate from a Responsible Officer certifying that, as of the date of such certificate, there are at least two Debt Ratings then in effect. “Recipient” means the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder. “Register” has the meaning specified in Section 10.06(c). “Related Indemnified Party” of an Indemnitee means (a) any Controlling Person or Controlled Affiliate of such Indemnitee, (b) the respective directors, officers or employees of such Indemnitee or any of its Controlling Persons or Controlled Affiliates, and (c) the respective agents of such Indemnitee or any of its Controlling Persons or Controlled Affiliates, in the case of this clause (c), acting on behalf of, or at the express instructions of, such Indemnitee, Controlling Person or such Controlled Affiliate; provided, that, each reference to a Controlling Person, Controlled Affiliate, director, officer or employee in this definition pertains to a Controlling Person, Controlled Affiliate, director, officer or employee involved in the negotiation of the Loan Documents or the syndication of the credit facility provided for herein. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York. “Removal Effective Date” has the meaning specified in Section 9.06(b). “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty (30) day notice period has been waived. “Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than fifty percent (50%) of the Total Credit Exposures of all Lenders; provided, that, at any time that there are two (2) or more Lenders that are not Affiliates, “Required Lenders” means at least two (2) Lenders that are not Affiliates having Total Credit Exposures representing more than fifty percent (50%) of the Total Credit Exposures of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time. “Resignation Effective Date” has the meaning specified in Section 9.06(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means (a) the chief executive officer, president, chief financial officer (or principal financial officer with similar responsibilities), treasurer, vice president, vice president of finance or general counsel of the Borrower, (b) solely for purposes of the delivery of secretary and/or incumbency 20 CHAR1\1756574v5 certificates, the secretary or any assistant secretary of the Borrower, and (c) solely for purposes of notices given pursuant to Article II, (i) any other officer or employee of the Borrower so designated by any Responsible Officer identified in clause (a) or clause (b) above in a notice to the Administrative Agent, or (ii) any other officer or employee of the Borrower designated by the Borrower pursuant to an agreement between the Borrower and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate in form and substance reasonably satisfactory to the Administrative Agent. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., or any successor or assignee of the business of such division in the business of rating debt. “Sale and Leaseback Transaction” means, with respect to any Person, any arrangement, directly or indirectly, whereby such Person shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. “Sanction(s)” means any sanction administered or enforced by the United States Government (including OFAC), the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority. “Scheduled Unavailability Date” has the meaning specified in Section 3.03(c). “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Securitization Transaction” means, with respect to any Person, any financing transaction or series of financing transactions (including factoring arrangements) pursuant to which such Person or any Subsidiary of such Person may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment to a special purpose subsidiary or affiliate of such Person. “SOFR” with respect to any Business Day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) at approximately 8:00 a.m. on the immediately succeeding Business Day and, in each case, that has been selected or recommended by the Relevant Governmental Body. “SOFR-Based Rate” means SOFR or Term SOFR. “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature 21 CHAR1\1756574v5 in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that would reasonably be expected to become an actual or matured liability. “Specified Acquisition” means the Acquisition by the Borrower of all of the outstanding Equity Interests of the Target pursuant to the Specified Acquisition Agreement. “Specified Acquisition Agreement” means that certain Agreement and Plan of Merger, dated as of October 23, 2020, among the Borrower, Voyager Merger Sub, Inc., a Pennsylvania corporation, the Target, and Fortis Advisors LLC, a Delaware limited liability company, solely as the shareholders’ representative (together with all annexes, schedules and exhibits thereto). “Specified Transactions” means, collectively, (a) the consummation of the Specified Acquisition pursuant to the Specified Acquisition Agreement, (b) the obtaining and funding of the Loans on the Funding Date pursuant to this Agreement, and (c) the payment of fees, costs and expenses in connection with each of the foregoing. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower (whether direct or indirect). “Supported QFC” has the meaning specified in Section 10.22. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property 22 CHAR1\1756574v5 creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Target” means Analytical Graphics, Inc., a Pennsylvania corporation. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Facility” means, at any time, (a) during the Availability Period and prior to the Funding Date, the aggregate principal amount of the Commitments at such time, and (b) thereafter, the aggregate principal amount of the Loans of all Lenders outstanding at such time. “Term SOFR” means the forward-looking term rate for any period that is approximately (as determined by the Administrative Agent) as long as any of the Interest Period options set forth in the definition of “Interest Period” and that is based on SOFR and that has been selected or recommended by the Relevant Governmental Body, in each case as published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion. “Termination Date” means the date on which (a) the Commitments have expired or terminated, and (b) all Loans and Obligations hereunder (other than contingent indemnification obligations for which no claim or demand has been made) have been paid in full. “Threshold Amount” means $100,000,000. “Ticking Fee” has the meaning specified in Section 2.09(a). “Ticking Fee Start Date” has the meaning specified in Section 2.09(a). “Total Credit Exposure” means, as to any Lender, (a) at any time during the Availability Period and prior to the Funding Date, the unused Commitment of such Lender at such time, and (b) at any time on or after the Funding Date, the Outstanding Amount of the Loan of such Lender at such time. “Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “United States” and “U.S.” mean the United States of America. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes” has the meaning specified in Section 10.22. 23 CHAR1\1756574v5

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(III). “Withholding Agent” means the Borrower and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified or extended, replaced or refinanced, including by way of any supplement or joinder agreement (subject to any restrictions on such amendments, restatements, amendments and restatements, supplements, modifications, extensions, replacements or refinancings set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, restated, amended and restated, modified or supplemented from time to time, (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vii) definitions given in singular form shall, when used in their plural form, mean a collective reference to each such person, place or thing and definitions given in plural form shall, when used in their singular form, mean an (or the applicable) individual person place or thing among the group of persons, places or things defined. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” 24 CHAR1\1756574v5

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) Any reference herein to a merger, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person). 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, as in effect from time to time, except as otherwise specifically prescribed herein. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made: (i) without giving effect to any election under Accounting Standards Codification 825 (or any other Financial Accounting Standard or Accounting Standards Codification having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value,” as defined therein; and (ii) without giving effect to any change in accounting for leases pursuant to GAAP resulting from the implementation of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842) (and, for the avoidance of doubt, (x) the terms “operating lease,” “capital lease” and “Capitalized Lease Obligation” shall be interpreted without giving effect to any change in accounting for leases pursuant to GAAP resulting from the implementation of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842), and (y) the amount of Consolidated Total Assets at any time shall be determined without giving effect to any change in accounting for leases pursuant to GAAP resulting from the implementation of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842)); provided, that, for purposes of this clause (ii), in connection with the computation of any amount or ratios referred to herein, the Borrower shall provide to the Administrative Agent financial statements and other customary documentation as may reasonably be requested by the Administrative Agent or any Lender to reconcile calculations of such amount or ratio with the financial statements delivered by the Borrower pursuant to Section 6.01(a) or Section 6.01(b). (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent and the Borrower shall negotiate in good faith to amend such ratio or requirement (without the payment of any amendment or similar fee) to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided, that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein, and (ii) the Borrower shall provide to the Administrative Agent (for distribution to the Lenders) financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. 25 CHAR1\1756574v5

(c) Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of the Borrower and its Subsidiaries or to the determination of any amount for the Borrower and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each material variable interest entity that the Borrower is required to consolidate pursuant to FASB Accounting Standards Codification 810 – Consolidation of Variable Interest Entities: an interpretation of ARB No. 51 (January 2003) as if such variable interest entity were a Subsidiary as defined herein. (d) Calculations. Notwithstanding the above, the parties hereto acknowledge and agree that all calculations of financial ratios and tests or the financial covenant in Section 7.07 (including for purposes of determining the Applicable Rate) for any period shall be made on a Pro Forma Basis with respect to (i) any Disposition of all of the Equity Interests of, or all or substantially all of the assets of, a Subsidiary, occurring during such period, (ii) any Disposition of a line of business or division of the Borrower or any Subsidiary occurring during such period, (iii) any Acquisition consummated in such period, and (iv) the incurrence of any Indebtedness in such period. 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Times of Day; Rates. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurodollar Rate” or with respect to any rate that is an alternative or replacement for or successor to any of such rate (including, without limitation, any LIBOR Successor Rate). 1.06 Timing of Payment or Performance. When payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day, and, in the case of any payment accruing interest or fees, interest or fees thereon shall be payable for the period of such extension. ARTICLE II COMMITMENTS AND BORROWINGS 2.01 Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make a single loan (each such loan, a “Loan”) to the Borrower in Dollars on any Business Day during the Availability Period, in an aggregate amount not to exceed such Lender’s Commitment. The Borrowing shall consist of Loans made simultaneously by the Lenders in accordance with their respective Applicable Percentages. Loans repaid or prepaid may not be reborrowed. Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein. 2.02 Borrowing; Conversions and Continuations of Loans. (a) The Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone or a Loan Notice; provided, that, any 26 CHAR1\1756574v5 telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a Loan Notice, appropriately completed and signed by a Responsible Officer. Each Loan Notice must be received by the Administrative Agent not later than 1:00 p.m. (i) three (3) Business Days prior to the requested date of the Borrowing of, or of any conversion to or continuation of, Eurodollar Rate Loans, or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of the Borrowing of Base Rate Loans; provided, that, if the Borrower wishes to request Eurodollar Rate Loans having an Interest Period other than one (1), two (2), three (3) or six (6) months in duration as provided in the definition of “Interest Period,” the applicable Loan Notice must be received by the Administrative Agent not later than 1:00 p.m. four (4) Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the Lenders of such request and determine whether the requested Interest Period is acceptable to all of the Lenders. Not later than 1:00 p.m., three (3) Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders. The Borrowing of, and any conversion to or continuation of, Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. The Borrowing of, and any conversion to, Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice shall specify (A) whether the Borrower is requesting the Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (B) the requested date of the Borrowing, or the applicable conversion or continuation, as the case may be (which shall be a Business Day), (C) the principal amount of Loans to be borrowed, converted or continued, (D) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (E) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, converted to or continued as, Eurodollar Rate Loans with an Interest Period of one (1) month. Any such automatic continuation of Eurodollar Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. (b) Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall promptly notify each Lender of the details of any conversion to or automatic continuation of Eurodollar Rate Loans described in the preceding subsection. In the case of the Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 3:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds, or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower. (c) Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan. During (i) the continuance of an Event of Default under Section 8.01(a), (f) or (g), or (ii) solely to the extent requested by the Required Lenders, during the continuance of any other Event of Default, no Loans 27 CHAR1\1756574v5 may be requested as, converted to or continued as Eurodollar Rate Loans, in each case without the consent of the Required Lenders. (d) The Administrative Agent shall promptly notify the Borrower and the Lenders in writing of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders in writing of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change. (e) After giving effect to the Borrowing, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect with respect to Eurodollar Rate Loans. (f) Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or any portion of its Loan in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent, and such Lender. 2.03 [Reserved]. 2.04 [Reserved]. 2.05 Prepayments. The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided, that, except as otherwise agreed by the Administrative Agent in its sole discretion, (a) such notice must be in the form of a Notice of Loan Prepayment and be received by the Administrative Agent not later than 1:00 p.m. (i) three (3) Business Days prior to any date of prepayment of Eurodollar Rate Loans, and (ii) on the date of prepayment of Base Rate Loans, (b) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof, and (c) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each Notice of Loan Prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each Notice of Loan Prepayment, and of the amount of such Lender’s Applicable Percentage of such prepayment. If a Notice of Loan Prepayment is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such Notice of Loan Prepayment shall be due and payable on the date specified therein; provided, that, a Notice of Loan Prepayment delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of Loans pursuant to this Section 2.05 shall be applied to the principal repayment installments of the Loans as directed by the Borrower (or, in the absence of direction by the Borrower, such prepayment of Loans shall be applied to the principal repayment installments of the Loans in direct order of maturity). Subject to Section 2.16, each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Applicable Percentages. 2.06 Termination or Reduction of Commitments. 28 CHAR1\1756574v5

(a) The Borrower may, upon notice to the Administrative Agent, terminate the Term Facility, or from time to time permanently reduce the Commitments; provided, that, except as otherwise agreed by the Administrative Agent in its sole discretion, (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. three (3) Business Days prior to the date of such termination or reduction, and (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof. The Administrative Agent will promptly notify the Lenders of any such notice of termination of the Term Facility or reduction of the Commitments. Any notice delivered by the Borrower pursuant to this Section 2.06(a) may state that such notice is conditioned upon the effectiveness of other transactions, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any reduction of the Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Term Facility shall be paid on the effective date of such termination. (b) The aggregate Commitments shall be automatically and permanently reduced to zero on the earlier to occur of (i) the date of the Borrowing, and (ii) 11:59 p.m. on the last day of the Availability Period. 2.07 Repayment of Loans. The Borrower shall repay the outstanding principal amount of the Loans in installments on the last Business Day of each March, June, September and December and on the Maturity Date, in each case, in the amounts based on the respective percentages set forth in the table below (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05), unless accelerated sooner pursuant to Section 8.02: Payment Dates Principal Amortization Payment (% of Term Facility Advanced on the Funding Date) December, 2020 (if the Funding Date has occurred on or prior to the last Business Day of December, 0.00% 2020) March, 2021 0.00% June, 2021 0.00% September, 2021 0.00% December, 2021 0.00% March, 2022 1.25% June, 2022 1.25% September, 2022 1.25% December, 2022 1.25% March, 2023 2.50% June, 2023 2.50% September, 2023 2.50% December, 2023 2.50% March, 2024 2.50% June, 2024 2.50% September, 2024 2.50% 29 CHAR1\1756574v5

Maturity Date Outstanding Principal Balance of Loans provided, that, the final principal repayment installment of the Loans shall be repaid on the Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Loans outstanding on such date. 2.08 Interest. (a) Subject to the provisions of Section 2.08(b), (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate. (b) (i) If any Event of Default has occurred and is continuing under Section 8.01(a), whether at stated maturity, by acceleration or otherwise, such overdue amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. (ii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.09 Fees. (a) Ticking Fee. If the Funding Date has not occurred on or prior to January 1, 2021 (such date, the “Ticking Fee Start Date”), commencing on the Ticking Fee Start Date, and at all times thereafter during the Availability Period, the Borrower shall pay to the Administrative Agent, for the account of each Lender, a ticking fee (each, a “Ticking Fee”) equal to 0.15% per annum times the amount of such Lender’s Commitment. The Ticking Fees shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Ticking Fee Start Date, and on the last day of the Availability Period for the Term Facility. (b) Other Fees. (i) The Borrower shall pay to the Administrative Agent, for its own account, fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (ii) The Borrower shall pay to the Arranger and the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate. 30 CHAR1\1756574v5

(a) All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Eurodollar Rate) shall be made on the basis of a year of three hundred sixty-five (365) or three hundred sixty-six (366) days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a three hundred sixty (360) day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a three hundred sixty-five (365) day year or a three hundred sixty-six (366) day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided, that, any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. (b) If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Administrative Agent reasonably determine that (i) the Consolidated Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate, and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall promptly and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent or any Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent or any Lender, as the case may be, under Section 2.08(b) or under Article VIII. The Borrower’s obligations under this paragraph shall survive the Termination Date. 2.11 Evidence of Debt. The Loan made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender in the ordinary course of business. The Administrative Agent shall maintain the Register in accordance with Section 10.06(c). The accounts or records maintained by each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register, the Register shall control in the absence of manifest error. Upon the written request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loan in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loan and payments with respect thereto. 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by 31 CHAR1\1756574v5 the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of the Borrowing of Eurodollar Rate Loans (or, if the Borrowing is a Borrowing of Base Rate Loans, prior to 2:00 p.m. on the date of the Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, if the Borrowing is a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in the Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.12(b) shall be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for the Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the 32 CHAR1\1756574v5

Administrative Agent because the conditions to the Borrowing set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or to make its payment under Section 10.04(c). (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on the Loan made by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of the Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided, that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section 2.13 shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender or a Disqualified Institution), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in its Loan to any assignee or participant, other than an assignment to the Borrower or any Subsidiary thereof (as to which the provisions of this Section 2.13 shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. 2.14 [Reserved]. 2.15 [Reserved]. 2.16 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: 33 CHAR1\1756574v5

(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 10.01. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default has occurred and is continuing), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to its Loan under this Agreement; fourth, to the payment of any amounts owing to the Non- Defaulting Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Non-Defaulting Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided, that, if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of the Loan of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.16(b). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.16(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. No Defaulting Lender shall be entitled to receive any Ticking Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any Ticking Fee that otherwise would have been required to have been paid to that Defaulting Lender). (b) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Lenders in accordance with the Commitments, whereupon such Lender will cease to be a Defaulting Lender; provided, that, no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided, further, that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder 34 CHAR1\1756574v5 from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of an applicable Withholding Agent) require the deduction or withholding of any Tax from any such payment by the Withholding Agent, then the Withholding Agent shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below. (ii) If a Withholding Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) the applicable Withholding Agent shall withhold or make such deductions as are determined by the Withholding Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Withholding Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (iii) If a Withholding Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment, then (A) the applicable Withholding Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Withholding Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (b) Payment of Other Taxes by the Borrower. Without limiting the provisions of subsection (a) above, the Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. 35 CHAR1\1756574v5

(c) Tax Indemnifications. (i) The Borrower shall, and does hereby indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto (other than penalties, interest and expenses payable by reason of the gross negligence or willful misconduct of such Recipient), whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (ii) Each Lender shall, and does hereby, severally indemnify, and shall make payment in respect thereof within ten (10) days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (y) the Administrative Agent against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent against any Excluded Taxes attributable to such Lender that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). (d) Evidence of Payments. Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by the Borrower or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be. (e) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably 36 CHAR1\1756574v5 requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (I) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (II) executed copies of IRS Form W-8ECI; (III) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or 37 CHAR1\1756574v5

(IV) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W- 8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided, that, if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies (or originals, as required) of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Closing Date. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes (including any application or carry-over of such refund amount to reduce any cash Taxes otherwise payable to the refunding Governmental Authority) as to which it has been indemnified by an indemnifying party or with 38 CHAR1\1756574v5 respect to which it has been paid additional amounts pursuant to this Section 3.01, it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such indemnifying party, upon the request of the Recipient, agrees to repay the amount paid over to such indemnifying party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to an indemnifying party pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person. (g) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, and the Termination Date. 3.02 Illegality. If any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund a Loan whose interest is determined by reference to the Eurodollar Rate, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (a) any obligation of such Lender to make or continue a Eurodollar Rate Loan or to convert a Base Rate Loans to a Eurodollar Rate Loan shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining a Base Rate Loan the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, the interest rate on such Base Rate Loan of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist (which notice such Lender agrees to give promptly). Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert the Eurodollar Rate Loan of such Lender to a Base Rate Loan (the interest rate on which Base Rate Loan of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loan to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loan, and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05. 3.03 Inability to Determine Rates. 39 CHAR1\1756574v5

(a) If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof, (i) the Administrative Agent determines that (A) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, or (B)(1) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan, and (2) the circumstances described in Section 3.03(c)(i) do not apply (in each case with respect to this clause (i), “Impacted Loans”), or (ii) the Administrative Agent or the Required Lenders determine that for any reason the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (which the Administrative Agent agrees promptly to do upon determination by the Administrative Agent or the Required Lenders that the circumstances giving rise to such notice no longer exist). Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein. (b) Notwithstanding the foregoing, if the Administrative Agent has made the determination described in Section 3.03(a)(i), the Administrative Agent, in consultation with the Borrower, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (i) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under Section 3.03(a)(i), (ii) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (iii) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof. (c) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans; provided, that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide LIBOR after such specific date (such specific date, the “Scheduled Unavailability Date”); or (iii) syndicated 40 CHAR1\1756574v5 loans currently being executed, or that include language similar to that contained in this Section 3.03, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR; then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with (x) one or more SOFR-Based Rates, or (y) another alternate benchmark rate, giving due consideration to any evolving or then-existing convention for similar Dollar-denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then-existing convention for similar Dollar-denominated syndicated credit facilities for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (the “Adjustment”; any such proposed rate, a “LIBOR Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders (A) in the case of an amendment to replace LIBOR with a rate described in clause (x) above, object to the Adjustment, or (B) in the case of an amendment to replace LIBOR with a rate described in clause (y) above, object to such amendment; provided, that, for the avoidance of doubt, in the case of clause (A) above, the Required Lenders shall not be entitled to object to any SOFR-Based Rate contained in any such amendment. Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided, that, to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) the Eurodollar Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein. Notwithstanding anything else herein, any definition of “LIBOR Successor Rate” shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement. In connection with the implementation of a LIBOR Successor Rate, the Administrative Agent will have the right to make LIBOR Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such LIBOR Successor Rate Conforming Changes in consultation with the Borrower will become effective without any further action or consent of any other party to this Agreement. 3.04 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: 41 CHAR1\1756574v5

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)); (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of “Excluded Taxes”, and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurodollar Rate Loans made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan the interest on which is determined by reference to the Eurodollar Rate (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitment of such Lender or the Loan made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in Sections 3.04(a) or (b), setting forth in reasonable detail the manner in which such amount or amounts was determined and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided, that, the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the one hundred and eighty (180)-day period referred to above shall be extended to include the period of retroactive effect thereof). 42 CHAR1\1756574v5

(e) Reserves on Eurodollar Rate Loans. The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurodollar Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan; provided, that, the Borrower shall have received at least ten (10) days’ prior written notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender. If a Lender fails to give written notice ten (10) days prior to the relevant Interest Payment Date, such additional interest shall be due and payable ten (10) days from receipt of such notice. 3.05 Compensation for Losses. Within ten (10) days of written demand by any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense (other than loss of profit) incurred by it as a result of: (a) any conversion, payment or prepayment of any Eurodollar Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurodollar Rate Loan on the date or in the amount notified by the Borrower; or (c) any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13; including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded. 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. Each Lender may make its Loan to the Borrower through any Lending Office; provided, that, the exercise of this option shall not affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower such Lender shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loan hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender such designation or assignment (i) would eliminate or reduce amounts payable 43 CHAR1\1756574v5 pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04 or gives a notice pursuant to Section 3.02, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 10.13. 3.07 Survival. All of the Borrower’s obligations under this Article III shall survive the Termination Date and any resignation of the Administrative Agent. ARTICLE IV CONDITIONS PRECEDENT 4.01 Conditions Precedent to Effectiveness. The effectiveness of this Agreement is subject to satisfaction of the following conditions precedent: (a) The Administrative Agent’s receipt of the following, each of which shall be originals, telecopies or .pdf copies unless otherwise specified, each (to the extent applicable) properly executed by a Responsible Officer, each (to the extent applicable) dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date): (i) executed counterparts of this Agreement from the Borrower, the Administrative Agent and each Lender; (ii) Notes executed by the Borrower in favor of each Lender requesting a Note; (iii) such certificates with respect to resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents; (iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that the Borrower is duly organized or formed, and that the Borrower is validly existing, in good standing and qualified to engage in business in the jurisdiction of its organization; (v) a customary legal opinion or opinions from counsel to the Borrower, addressed to the Administrative Agent and each Lender party to this Agreement as of the Closing Date; and (vi) a certificate signed by a Responsible Officer certifying that (A) the conditions set forth in Section 4.01(b), Section 4.01(c) and Section 4.01(d) have been satisfied, (B) the Borrower and its Subsidiaries, on a consolidated basis after giving effect 44 CHAR1\1756574v5 to the Specified Transactions, are Solvent, and (C) attached thereto is a true and complete copy of the Specified Acquisition Agreement. (b) There shall not have occurred since December 31, 2019 any event or condition that has had or could be reasonably expected, either individually or in the aggregate, to have a Material Adverse Effect. (c) The representations and warranties of the Borrower contained in Article V or any other Loan Document shall be true and correct in all material respects (unless already qualified by materiality or “Material Adverse Effect” in which case, they shall be true and correct in all respects) on and as of the Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (unless already qualified by materiality or “Material Adverse Effect”, in which case, they shall be true and correct in all respects) as of such earlier date. (d) After giving effect to the execution and delivery of this Agreement and the other Loan Documents on the Closing Date and the payment of any fees or expenses required to be paid or reimbursed on the Closing Date, no Default shall exist. (e) The Borrower shall have provided to the Administrative Agent and the Lenders the documentation and other information reasonably requested by the Administrative Agent and the Lenders as required by United States regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act. (f) If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent and each Lender, to the extent requested by the Administrative Agent or such Lender, of a Beneficial Ownership Certification in relation to the Borrower. (g) Any fees required to be paid on or before the Closing Date shall have been paid. (h) Unless waived by the Administrative Agent, the Borrower shall have paid all reasonable and documented out-of-pocket fees, charges and disbursements of Moore & Van Allen PLLC (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to the Closing Date, plus such additional amounts of reasonable out-of-pocket fees, charges and disbursements of Moore & Van Allen PLLC as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings to the extent such estimate is received prior to the Closing Date (provided, that, such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent). Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 4.02 Conditions to Funding of Loans. The obligation of each Lender to make its Loan is subject to the following conditions precedent: 45 CHAR1\1756574v5

(a) The occurrence of the Closing Date. (b) The Administrative Agent’s receipt of a certificate signed by a Responsible Officer certifying that the conditions set forth in Section 4.02(c), Section 4.02(d) and Section 4.02(e) have been satisfied. (c) The representations and warranties of the Borrower contained in Article V or any other Loan Document shall be true and correct in all material respects (unless already qualified by materiality or “Material Adverse Effect” in which case, they shall be true and correct in all respects) on and as of the Funding Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (unless already qualified by materiality or “Material Adverse Effect”, in which case, they shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 4.02(c), the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively. (d) No Event of Default shall exist or would result from the consummation of the Specified Transactions. (e) The Specified Acquisition shall have been consummated, or shall be consummated substantially simultaneously with the Borrowing, in all material respects in accordance with the terms of the Specified Acquisition Agreement without giving effect to any modifications or amendments thereto, consents thereunder or waivers of the provisions thereof, that, in any such case, are materially adverse to the Lenders in their capacities as such, without the consent of BofA Securities (such consent not to be unreasonably withheld, conditioned or delayed) (it being understood and agreed that any modification or amendment that results in an increase or reduction in the purchase price shall be deemed to not be materially adverse to the Lenders so long as the aggregate principal amount of the Term Facility remains less than or equal to $375,000,000). (f) The Administrative Agent’s receipt of a Loan Notice in connection with the Borrowing, which Loan Notice (i) is to be received at least two (2) Business Days prior to the Funding Date (to the extent the Borrowing on the Funding Date is to be comprised of Eurodollar Rate Loans), and (ii) may be revoked or rescinded to the extent the Specified Acquisition is not consummated on the proposed Funding Date (subject to amounts required to be paid pursuant to Section 3.05). ARTICLE V REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Administrative Agent and the Lenders that: 5.01 Existence, Qualification and Power. The Borrower (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business as currently conducted, and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 46 CHAR1\1756574v5

5.02 Authorization; No Contravention. The execution, delivery and performance by the Borrower of each Loan Document to which the Borrower is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of the Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation (other than the Loan Documents) binding upon the Borrower or its properties or any of its Subsidiaries, or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject, in either case under this clause (b), to the extent such conflict could reasonably be expected to have a Material Adverse Effect; or (c) violate any applicable Law in a manner which could be reasonably expected to have a Material Adverse Effect. 5.03 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Agreement or any other Loan Document, other than (a) such as have been obtained or made and are in full force and effect, or (b) those the failure to obtain or make which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by the Borrower. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization or similar laws and by equitable principles of general application. 5.05 Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (ii) fairly present, in all material respects, the consolidated financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein. (b) The unaudited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal quarter of the Borrower ending September 30, 2020, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present, in all material respects, the consolidated financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. (c) Since December 31, 2019, there has been no event or circumstance, either individually or in the aggregate, that has had or would have a Material Adverse Effect. 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any Subsidiary or against any of their respective properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) as to which there is a reasonable possibility of an 47 CHAR1\1756574v5 adverse determination and that, if adversely determined, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.07 No Default. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. 5.08 Ownership of Property. The Borrower and each Subsidiary has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for (a) such defects in title that do not materially interfere with the Borrower’s or such Subsidiary’s ability to conduct its business as currently conducted, or (b) where the failure to have such title or interests could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.09 Environmental Compliance. There are no claims pending, or to Borrower’s knowledge, threatened, alleging potential liability or responsibility for violation of any Environmental Law on the Borrower’s or such Subsidiary’s businesses, operations and properties, in each case which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.10 Insurance. The properties of the Borrower and its Material Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts (after giving effect to any self-insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower and its Material Subsidiaries operate. 5.11 Taxes. The Borrower and its Subsidiaries have filed all Federal, state and other tax returns and reports required to be filed with an applicable Governmental Authority, and have paid all Federal, state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets that are due and payable, except (a) those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP, or (b) to the extent that the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. There is no tax assessment proposed in writing (and received by the Borrower) against the Borrower or any Subsidiary thereof that would, if made, have a Material Adverse Effect. The Borrower is not party to any tax sharing agreement. 5.12 ERISA Compliance. (a) To the knowledge of Borrower, each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS, or such Pension Plan is a prototype or volume submitter plan that is the subject of an opinion or advisory letter from the IRS. To the knowledge of the Borrower, nothing has occurred that would reasonably be expected to prevent or cause the loss of such tax- qualified status. (b) There are no pending or, to the knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction 48 CHAR1\1756574v5 or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) (i) No ERISA Event has occurred; (ii) the Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (iv) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (v) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan, in each case under this clause (c), that would result in liability to the Borrower, that individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.13 Margin Regulations; Investment Company Act. (a) The Borrower is not engaged principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of any Loans, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock. (b) The Borrower is not an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940. 5.14 Disclosure. (a) No written report, financial statement, certificate or other written information, other than projected financial information, other forward-looking information and information of a general economic or industry-specific nature, furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished), in each case as of the date furnished, when taken as a whole, contains any material misstatement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided, that, with respect to projected financial information and other forward-looking information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed by it to be reasonable at the time furnished (it being understood that such information is subject to significant contingencies, and no assurance can be given that the projections will be realized and that actual results may differ from projected results and that such differences may be material). (b) As of the Closing Date, to the knowledge of the Borrower, the information included in any Beneficial Ownership Certification, if applicable, is true and correct in all respects. 49 CHAR1\1756574v5

5.15 Compliance with Laws. The Borrower and each Subsidiary is in compliance with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted, or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.16 Intellectual Property; Licenses, Etc. The Borrower and its Subsidiaries own, possess or can acquire on reasonable terms the right to use, all of the trademarks, service marks, trade names, copyrights, patents and other intellectual property rights that are reasonably necessary for the operation of their businesses, without conflict with the rights of any other Person to the knowledge of the Borrower, except for any such failure to own or possess or conflict that could not reasonably be expected to have a Material Adverse Effect. 5.17 Solvency. The Borrower is, individually and together with its Subsidiaries on a consolidated basis, Solvent. 5.18 OFAC Representation. Neither the Borrower, nor any of its Subsidiaries, nor, to the knowledge of the Borrower, any director, officer, employee, or controlled affiliate thereof, is an individual or entity that is, or is owned or controlled by one or more individuals or entities that is, (a) currently the subject or target of any Sanctions, (b) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list administered or enforced by the United Nations Security Council, the European Union, or any European Union member state, or (c) located, organized or resident in a Designated Jurisdiction. The Borrower and its Subsidiaries have conducted their businesses in compliance in all material respects with all applicable Sanctions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Sanctions. 5.19 Anti-Corruption Laws. The Borrower and its Subsidiaries have conducted their businesses in material compliance with applicable anti-corruption laws and have instituted and maintained policies and procedures that it believes are reasonably designed to promote and achieve compliance with such laws, in all material respects. 5.20 Affected Financial Institutions. The Borrower is not an Affected Financial Institution. ARTICLE VI AFFIRMATIVE COVENANTS From the Closing Date and until the Termination Date: 6.01 Financial Statements. The Borrower shall deliver to the Administrative Agent, for distribution to each Lender: (a) as soon as available (but in any event no earlier than the date such items are filed with the SEC), but in any event within ninety (90) days after the end of each fiscal year of the 50 CHAR1\1756574v5

Borrower (and commencing with and including the financial statements related to the fiscal year of the Borrower ending December 31, 2020), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than any qualification solely as a result of an impending debt maturity occurring within 12 months of the date of such report and opinion); and (b) as soon as available (but in any event no earlier than the date such items are filed with the SEC), but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower (and commencing with and including the financial statements related to the fiscal quarter of the Borrower ending March 31, 2021), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity, and cash flows for the portion of the Borrower’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by the chief executive officer, chief financial officer (or principal financial officer with similar responsibilities), treasurer or vice president of finance as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes. As to any information contained in materials furnished pursuant to Section 6.02(c), the Borrower shall not be separately required to furnish such information under Sections 6.01(a) or (b), but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in Sections 6.01(a) and (b) at the times specified therein. 6.02 Certificates; Other Information. The Borrower shall deliver to the Administrative Agent, for distribution to each Lender: (a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer (or principal financial officer with similar responsibilities), treasurer or vice president of finance of the Borrower, which shall include a certification of compliance with the covenant set forth in Section 7.07; (b) promptly after any reasonable request by the Administrative Agent, copies of any detailed audit reports or management letters by independent accountants in connection with the accounts or books of the Borrower, or any audit of any of them; (c) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent generally to the stockholders of the Borrower, acting in such capacity, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be 51 CHAR1\1756574v5 delivered to the Administrative Agent pursuant hereto (including all form 10-K and 10-Q reports but excluding any Form S-8 or similar form); (d) at least five (5) Business Days prior to such change, notice of any change to the Borrower’s legal name; (e) promptly following any reasonable written request, provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation; and (f) promptly, such additional information regarding (i) the business, financial or corporate affairs of the Borrower, including as may be necessary for a Lender to ensure compliance with applicable Law, or (ii) compliance with the terms of the Loan Documents, in each case, as the Administrative Agent or any Lender acting through the Administrative Agent may from time to time reasonably request. Documents required to be delivered pursuant to Section 6.01 or Section 6.02 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02 (provided, that, the Borrower shall notify the Administrative Agent (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents); (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); (iii) on which such documents are faxed to the Administrative Agent (or electronically mailed to an address provided by the Administrative Agent); or (iv) in respect of the items required to be delivered pursuant to Sections 6.01(a) or (b) or Section 6.02(c), on which such items have been made available on the SEC website. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arranger may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Syndtrak, IntraLinks, ClearPar or another similar electronic system (the “Platform”), and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arranger, and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States Federal securities laws (provided, that, to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform that is designated “Public Investor Side Information”; and (z) the Administrative Agent and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as 52 CHAR1\1756574v5 being suitable only for posting on a portion of the Platform that is not designated “Public Investor Side Information.” 6.03 Notices. The Borrower shall promptly, but in any event within five (5) Business Days after any Responsible Officer has obtained knowledge thereof, notify the Administrative Agent (for further distribution to each Lender) of: (a) the occurrence of any Default; (b) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any of its Subsidiaries, in each case that has resulted or could reasonably be expected to result in a Material Adverse Effect; and (c) the occurrence of any ERISA Event that has resulted or could reasonably be expected to result in a Material Adverse Effect. Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer setting forth in reasonable detail the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. 6.04 Payment of Taxes. The Borrower shall, and shall cause each Subsidiary to, pay and discharge within thirty (30) days of the date the same shall become due and payable, all its tax liabilities, assessments and governmental charges or levies upon it or its properties, unless (a) the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower in connection therewith, or (b) the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 6.05 Preservation of Existence, Etc. (a) The Borrower shall, and shall cause each Material Subsidiary to, preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization. (b) The Borrower shall, and shall cause each Subsidiary to, (i) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (ii) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. 6.06 Maintenance of Properties. The Borrower shall, and shall cause each Subsidiary to, maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear and casualty and condemnation excepted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.07 Maintenance of Insurance. The Borrower shall, and shall cause each Material Subsidiary to, maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving 53 CHAR1\1756574v5 effect to any self-insurance compatible with the following standards) as are customarily carried under similar circumstances by such other Persons. 6.08 Compliance with Laws. The Borrower shall, and shall cause each Subsidiary to, comply with the requirements of all Laws, including Environmental Laws, and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted, or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.09 Books and Records. The Borrower shall, and shall cause each Material Subsidiary to, maintain proper books of record and account in material conformity with GAAP and in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Material Subsidiary. 6.10 Inspection Rights. The Borrower shall, and shall cause each Material Subsidiary to, permit representatives and agents of the Administrative Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its Responsible Officers, and independent public accountants (provided, that, the Borrower may, if it so chooses, be present at or participate in any such discussion), at reasonable times during normal business hours, upon reasonable advance written notice to the Borrower; provided, that, such visits shall be at the expense of the Administrative Agent and the Lenders and shall, unless an Event of Default has occurred and is continuing at such time, be limited to no more than once in any calendar year; provided, further, that, notwithstanding anything to the contrary herein, the Borrower shall not be required to disclose, permit the inspection, examination or making of copies of or abstracts from, or discuss any document, information, or other matter: (a) that constitutes non-financial trade secrets or non-financial proprietary information; or (b) in respect of which disclosure to the Administrative Agent or any Lender (or any of their respective representatives or contractors) (i) is prohibited by applicable Law, (ii) would violate any attorney-client privilege, or (iii) would violate any obligation of confidentiality binding on the Borrower (to the extent not created in contemplation of the Borrower’s obligations under this Section 6.10); provided, that, (A) in the case of the provision of any information that would violate attorney-client privilege or any obligation of confidentiality binding on the Borrower, the Borrower shall use commercially reasonable efforts to (1) obtain waivers of such privilege or obligation of confidentiality, and (2) communicate the applicable information in a way that would not violate such privilege or obligation of confidentiality, and (B) the Borrower shall notify the Administrative Agent that certain privileged or confidential information is not being provided. 6.11 Use of Proceeds. The Borrower shall, and shall cause each Material Subsidiary to, use the proceeds of the Loans to finance the Specified Acquisition, to pay fees, costs and expenses relating to the Specified Transactions, and, to the extent of any remaining proceeds of the Loans, for working capital, capital expenditures and other lawful corporate purposes not in contravention of any applicable Law or of any Loan Document. 6.12 Sanctions and Anti-Corruption Laws. The Borrower shall, and shall cause each Subsidiary to, conduct its businesses in material compliance with applicable Sanctions and the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions, and maintain policies and procedures that it reasonably believes are designed to promote and achieve compliance with such laws and Sanctions. 54 CHAR1\1756574v5

ARTICLE VII NEGATIVE COVENANTS From the Closing Date and until the Termination Date: 7.01 Liens. The Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens existing on the Closing Date and listed on Schedule 7.01, and any modifications, replacements, renewals or extensions thereof; provided, that, the amount of Indebtedness or other obligations secured by such Liens is not increased at the time of such modification, replacement, renewal or extension, except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with any such modification, replacement, renewal or extension of the underlying Indebtedness or by an amount equal to any existing commitments unutilized under the underlying Indebtedness; (b) Liens (other than Liens imposed under ERISA) for taxes, assessments or governmental charges or levies (i) that are not overdue for a period of more than thirty (30) days, or (ii) which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (c) statutory and ordinary course contractual Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business; provided, that, such Liens secure only amounts not overdue for a period of more than thirty (30) days or, if due and payable, are (i) unfiled and no other action has been taken to enforce the same, or (ii) are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established; (d) (i) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than (A) any Lien imposed by ERISA, and (B) Liens in the ordinary course of business securing liability for reimbursement of indemnification obligations of insurance carriers providing property, casualty or liability insurance to the Borrower, and (ii) Liens to secure obligations in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments posted with respect to the items described in clause (d)(i) above; (e) (i) pledges or deposits to secure the performance of bids, trade contracts, government contracts, performance bonds and leases (other than Indebtedness), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, and (ii) Liens to secure obligations in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments posted with respect to the items described in clause (e)(i) above; (f) easements, rights of way, restrictions (including zoning restrictions), covenants, licenses, encroachments, protrusions and other similar charges or encumbrances affecting, and minor title deficiencies on or with respect to, real property which, in the aggregate, do not in any 55 CHAR1\1756574v5 case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries; (g) Liens securing judgments (or appeal or other surety bonds relating to such judgments) not constituting an Event of Default under Section 8.01(h); (h) leases, subleases, licenses or sublicenses granted to others (and pledges or deposits securing such obligations) not interfering in any material respect with the business of the Borrower and its Subsidiaries; (i) (i) any interest of title of a lessor under leases permitted by this Agreement, and (ii) purported Liens evidenced by the filing of Uniform Commercial Code financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to leases permitted by this Agreement or consignment or bailee arrangements entered into in the ordinary course of business; (j) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions and banker’s liens, rights of setoff upon deposits of cash or other financial assets or similar rights and remedies (i) in favor of banks or other depository institutions not granted in connection with the issuance of Indebtedness, or (ii) in connection with commodity trading or other brokerage accounts incurred in the ordinary course of business; (k) Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection; (l) (i) Liens of sellers of goods to the Borrower arising under Article 2 of the Uniform Commercial Code or similar provisions of applicable Law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses, and (ii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of any assets or property in the ordinary course of business; (m) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of the Borrower and its Subsidiaries; (n) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (o) Liens with respect to any Cash Collateral provided by the Borrower pursuant to any “Loan Document” (as such term is defined in the Existing BofA Credit Agreement); (p) any Lien existing on property (and the proceeds thereof) existing at the time of its acquisition; provided, that, such Lien was not created in contemplation of such acquisition; (q) Liens solely on cash earnest money deposits made by the Borrower in connection with any letter of intent or purchase agreement; (r) rights of first refusal, put, call and similar rights arising in connection with repurchase agreements; 56 CHAR1\1756574v5

(s) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (t) Liens securing obligations under any Swap Contract not entered into for speculative purposes; (u) Liens on cash or other property arising in connection with the defeasance, discharge or redemption of Indebtedness; (v) Liens consisting of any condemnation or eminent domain proceeding or compulsory purchase order affecting real property; (w) Liens on cash collateral to secure obligations of the Borrower, so long as the aggregate amount of such cash collateral does not exceed $50,000,000 at any time; (x) Liens securing Indebtedness permitted by Section 7.02(k); provided, that, (i) such Liens do not at any time encumber any property other than property financed by such Indebtedness (together with any accessions thereto and proceeds thereof), and (ii) such Liens attach to such property concurrently with or within one hundred eighty (180) days after the acquisition thereof; and (y) Liens securing Priority Indebtedness permitted by Section 7.02(m). 7.02 Indebtedness. The Borrower shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness under the Loan Documents; (b) Indebtedness existing on the Closing Date as set forth on Schedule 7.02 (and any Permitted Refinancing thereof); (c) obligations (contingent or otherwise) existing or arising under any Swap Contract; provided, that, such obligations are (or were) entered into by such Person in the ordinary course of business and not for purposes of speculation or taking a “market view;” (d) Indebtedness owed to the Borrower or any other Subsidiary of the Borrower; (e) (i) Indebtedness of a Person that becomes a Subsidiary after the Closing Date; provided, that, such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary; and (ii) any Permitted Refinancing of any Indebtedness specified in Section 7.02(e)(i); (f) Indebtedness (i) pursuant to tenders, statutory obligations, bids, leases, governmental contracts, trade contracts, surety, stay, customs, appeal, performance and/or return of money bonds or other similar obligations incurred in the ordinary course of business, and (ii) in respect of any letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments to support any of the foregoing items; (g) obligations incurred in respect of cash management services, netting services, overdraft protection and similar arrangements, in each case in the ordinary course of business; 57 CHAR1\1756574v5

(h) Indebtedness consisting of the financing of insurance premiums; (i) Indebtedness (including obligations in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments with respect to such Indebtedness) incurred in respect of workers compensation claims, unemployment insurance (including premiums related thereto), other types of social security, pension obligations, vacation pay, health, disability or other employee benefits; (j) Indebtedness representing deferred compensation to directors, officers, employees, members of management, managers, and consultants of such Subsidiary in the ordinary course of business; (k) Indebtedness in respect of Capitalized Lease Obligations, Synthetic Lease Obligations and purchase money obligations incurred to finance the purchase of fixed assets, and renewals, replacements, refinancings and extensions thereof; provided, that, such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; (l) other unsecured Indebtedness of the Borrower; and (m) Priority Indebtedness; provided, that, the aggregate outstanding principal amount of such Priority Indebtedness shall not at any time exceed the greater of (i) $300,000,000, and (ii) an amount equal to ten percent (10%) of Consolidated Total Assets (determined as of the end of the most recent fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.01(a) or (b) or, in the case of any such determination to be made prior to the delivery of financial statements for the fiscal year of the Borrower ended December 31, 2020, determined with reference to the financial statements of the Borrower referred to in Section 5.05(b)). 7.03 Fundamental Changes. The Borrower shall not, nor shall it permit any Material Subsidiary to, directly or indirectly, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets (whether now owned or hereafter acquired) of the Borrower and its Subsidiaries, taken as a whole, to or in favor of any Person, except that, so long as no Default exists or would result therefrom: (a) any Person may merge or consolidate with and into the Borrower, so long as the Borrower shall be the continuing or surviving Person of such merger or consolidation; (b) any Material Subsidiary may merge or consolidate with or into any other Subsidiary, so long as a Subsidiary is the continuing or surviving Person of such merger or consolidation; (c) any Material Subsidiary may merge or consolidate with or into any other Person; provided, that, (i) if such merger or consolidation involves the Borrower, the Borrower shall be the continuing or surviving Person, and (ii) such merger or consolidation does not result in the Disposition of all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole; and (d) any Material Subsidiary may dissolve or liquidate; provided, that, (i) such dissolution or liquidation does not result in the Disposition of all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, and (ii) such dissolution or liquidation could not reasonably be expected to have a Material Adverse Effect. 7.04 Change in Nature of Business. The Borrower shall not, nor shall it permit any Material Subsidiary to, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the Closing Date or any business reasonably related, ancillary, complementary or incidental thereto. 58 CHAR1\1756574v5

7.05 Transactions with Affiliates. The Borrower shall not, nor shall it permit any Material Subsidiary to, directly or indirectly, enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than (a) intercompany transactions expressly permitted by Section 7.02 and Section 7.03, (b) any transaction on fair and reasonable terms substantially as favorable to the Borrower or such Material Subsidiary as would be obtainable by the Borrower or such Material Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, and (c) compensation (including bonuses) and indemnification of, and other employment arrangements with, directors, officers and employees of the Borrower or such Material Subsidiary entered in the ordinary course of business, including reimbursement of out-of-pocket expenses and provision of officers’ and directors’ liability insurance. 7.06 Use of Proceeds. The Borrower shall not, nor shall it permit any Material Subsidiary to, use the proceeds of any Loans, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. 7.07 Financial Covenant. The Borrower shall not permit the Consolidated Leverage Ratio, as of the end of any fiscal quarter of the Borrower for the four quarter period ending on such date, to be greater than 3.50 to 1.0; provided, that, upon the occurrence of a Qualified Acquisition, for each of the four fiscal quarters of the Borrower immediately following such Qualified Acquisition (including the fiscal quarter of the Borrower in which such Qualified Acquisition was consummated) (such period of increase, the “Leverage Increase Period”), the ratio set forth above shall be increased to 4.00 to 1.0; provided, further, that, (a) for at least two (2) fiscal quarters of the Borrower immediately following each Leverage Increase Period, the Consolidated Leverage Ratio as of the end of such fiscal quarters shall not be greater than 3.50 to 1.0 prior to giving effect to another Leverage Increase Period pursuant to the immediately preceding proviso, and (b) the Leverage Increase Period shall only apply with respect to the calculation of the Consolidated Leverage Ratio for purposes of determining compliance with this Section 7.07 and not for any other purpose. 7.08 Change in Fiscal Year. Without providing prior written notice to the Administrative Agent, the Borrower shall not, nor shall it permit any Material Subsidiary to, change its fiscal year. 7.09 Sanctions. The Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly, use the proceeds of any Loans, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject or target of Sanctions, in each of the foregoing cases to the extent such use of proceeds or the funding of such activities, business, individual or entity, as the case may be, violates any Sanction, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction contemplated hereby, whether as Lender, Arranger, Administrative Agent, or otherwise) of Sanctions. 7.10 Anti-Corruption Laws. The Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly, use the proceeds of any Loans for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES 59 CHAR1\1756574v5

8.01 Events of Default. Any of the following shall constitute an “Event of Default”: (a) Non-Payment. The Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan, any fee due hereunder, or any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a), Section 6.05 (with respect to the preservation of the Borrower’s legal existence), Section 6.11 or Article VII; or (c) Other Defaults. The Borrower fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b)) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after the Borrower’s receipt of written notice of such failure from the Administrative Agent or any Lender; or (d) Representations and Warranties. Any representation, warranty or certification made or deemed made by the Borrower herein, in any other Loan Document, or in any document delivered in connection herewith or therewith, shall be incorrect in any material respect (or in any respect if already qualified by materiality or “Material Adverse Effect”) when made or deemed made; or (e) Cross-Default. (i) The Borrower or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than the Obligations and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, and such failure is not waived and continues beyond any cure period provided therein, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, in each case, beyond the applicable grace period, if any, provided therefor, or any other event occurs, the effect of which is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due and payable or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, and such failure or demand is not waived; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default as defined in such Swap Contract as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) that is not waived and continues beyond any cure period provided therein, or (B) any Termination Event (as defined in such Swap Contract) under such Swap Contract as to which the Borrower or any Subsidiary is an Affected Party (as defined in such Swap Contract) and, in either event, the Swap Termination Value owed by the Borrower or such Subsidiary as a result thereof is greater than the Threshold Amount; or (f) Insolvency Proceedings, Etc. The Borrower or any Material Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without its application or consent of such Person and the appointment 60 CHAR1\1756574v5 continues undischarged or unstayed for sixty (60) consecutive calendar days; or any proceeding under any Debtor Relief Law relating to the Borrower or such Material Subsidiary or to all or any material part of its property is instituted without the consent of the such Person and continues undismissed, unstayed, unvacated and unbonded for sixty (60) consecutive calendar days, or an order for relief is entered in any such proceeding which order is not stayed; or (g) Inability to Pay Debts. The Borrower or any Material Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due; or (h) Judgments. There is entered against the Borrower or any Subsidiary any one or more final judgments or orders for the payment of money which in the aggregate exceed the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) and (i) enforcement proceedings are commenced by any creditor upon such judgment or order, or (ii) there is a period of sixty (60) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or a Multiemployer Plan which has resulted in liability of the Borrower under Title IV of ERISA to the Pension Plan or Multiemployer Plan or the PBGC in an aggregate amount that could reasonably be expected to have a Material Adverse Effect, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount that could reasonably be expected to have a Material Adverse Effect; or (j) Invalidity of the Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or the occurrence of the Termination Date, ceases to be in full force and effect; or the Borrower contests in writing or pursuant to judicial proceedings the validity or enforceability of any material provision of any Loan Document; or the Borrower denies in writing that it has any or further liability or obligation under any Loan Document (other than by reason of the occurrence of the Termination Date), or purports to revoke, terminate or rescind any material provision of any Loan Document; or (k) Change of Control. There occurs any Change of Control. 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, by prior written notice to the Borrower (other than with respect to an Event of Default pursuant to Section 8.01(f), which shall require no prior written notice) take any or all of the following actions: (a) declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and (c) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents; 61 CHAR1\1756574v5 provided, that, upon the occurrence of the entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans shall automatically terminate, and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case, without further act of the Administrative Agent or any Lender. 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.16 be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable under Article III), ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and other Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth payable to them; and Last, the balance, if any, after the occurrence of the Termination Date, to the Borrower or as otherwise required by Law. ARTICLE IX ADMINISTRATIVE AGENT 9.01 Appointment and Authority. Each of the Lenders hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article (other than Section 9.06) are solely for the benefit of the Administrative Agent, the Lenders, and the Borrower shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as 62 CHAR1\1756574v5 though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to or consent of the Lenders with respect thereto. 9.03 Exculpatory Provisions. Neither the Administrative Agent nor the Arranger, as applicable, shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, none of the Administrative Agent, the Arranger or any of their respective Related Parties, as applicable: (a) shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided, that, the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; (c) shall have any duty or responsibility to disclose, and no such Person shall be liable for the failure to disclose, to any Lender, any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Borrower or any of their Affiliates, that is communicated to, obtained by or in the possession of, the Administrative Agent, the Arranger or such Related Party in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein; and (d) shall be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment; and (e) shall be responsible for or have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any 63 CHAR1\1756574v5 other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower or a Lender. Neither the Administrative Agent nor any of its Related Parties shall be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions of this Agreement relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (i) be obligated to ascertain, monitor or inquire as to whether any Lender, any Participant, or any prospective Lender or prospective Participant, is a Disqualified Institution, or (ii) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution. 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, communication, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facility provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower (such consent (x) not to be unreasonably withheld or delayed, and (y) not being required to the extent an Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have 64 CHAR1\1756574v5 accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders and the Borrower) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above (including consent of the Borrower, if applicable); provided, that, in no event shall any successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender at such time pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to such Person, and, in each case, with the consent of the Borrower (such consent (x) not to be unreasonably withheld or delayed, and (y) not being required to the extent an Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing), remove such Person as Administrative Agent and appoint a successor. If no such successor shall have been so appointed by the Required Lenders (with the consent of the Borrower, if applicable) and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders and the Borrower) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed), and (ii) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (A) while the retiring or removed Administrative Agent was acting as Administrative Agent, and (B) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent. 65 CHAR1\1756574v5

9.07 Non-Reliance on the Administrative Agent, the Arranger and the Other Lenders. . Each Lender expressly acknowledges that neither the Administrative Agent nor the Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or the Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of the Borrower or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Arranger to any Lender as to any matter, including whether the Administrative Agent or the Arranger has disclosed material information in its (or their respective Related Parties’) possession. Each Lender represents to the Administrative Agent and the Arranger that it has, independently and without reliance upon the Administrative Agent, the Arranger, any other Lender or any of their respective Related Parties, and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger, any other Lender, or any of their respective Related Parties, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Each Lender represents and warrants that (a) the Loan Documents set forth the terms of a commercial lending facility and (b) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender agrees not to assert a claim in contravention of the foregoing. Each Lender represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans, is experienced in making, acquiring or holding such commercial loans. 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, neither the Arranger nor any co-syndication agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder. 9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to the Borrower, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.09 and 10.04) allowed in such judicial proceeding; and 66 CHAR1\1756574v5

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. 9.10 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, administration of and performance of the Loans, the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, administration of and performance of the Loans, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14, and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, administration of and performance of the Loans, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. 67 CHAR1\1756574v5

(b) In addition, unless either (1) clause (i) in the immediately preceding clause (a) is true with respect to a Lender, or (2) a Lender has provided another representation, warranty and covenant in accordance with clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any other Loan Document or any documents related hereto or thereto). ARTICLE X MISCELLANEOUS 10.01 Amendments, Etc. Subject to Section 3.03(c), no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower therefrom, shall be effective unless in writing signed by the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) and the Borrower, as the case may be, and acknowledged by the Administrative Agent (such acknowledgement not to be unreasonably withheld, conditioned or delayed), and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that, no such amendment, waiver or consent shall: (a) extend the expiry date of, or increase, the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender (it being understood and agreed that a waiver, modification or amendment of, or consent to departure from, any condition precedent set forth in Section 4.02 or of any Default, representation or warranty or covenant, or a mandatory prepayment of, or mandatory reduction in, Commitments is not considered an extension or increase in the Commitment of any Lender); (b) postpone any date fixed by this Agreement or any other Loan Document for any payment (other than any mandatory prepayment) of principal, interest, fees or other amounts due to the Lenders (or any of them) without the written consent of each Lender directly affected thereby; (c) reduce the principal of, or the rate of interest specified herein on, any Loan or (subject to clause (ii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, that, only the consent of the Required Lenders shall be necessary to (x) amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or other amounts at the Default Rate, or (y) amend any financial covenant hereunder (or any defined term used therein), even if the effect of such amendment would be to reduce the rate of interest on any Loan or to reduce any fee payable hereunder; (d) change Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly affected thereby; (e) change any provision of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender; or 68 CHAR1\1756574v5

(f) release the Borrower without the written consent of each Lender; provided, further, that: (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, directly and adversely affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (ii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; (iii) this Agreement or any other Loan Document may be amended by an agreement in writing entered into by the Borrower and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency so long as, in each case, the Lenders shall have received at least five (5) Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within five (5) Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment; (iv) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent, the Borrower and the relevant Lenders providing such additional credit facilities to add one or more additional credit facilities to this Agreement, to permit the extensions of credit from time to time outstanding hereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Loans and the accrued interest and fees in respect thereof and to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders; and (v) as to any amendment, amendment and restatement or other modifications otherwise approved in accordance with this Section 10.01, it shall not be necessary to obtain the consent or approval of any Lender that, upon giving effect to such amendment, amendment and restatement or other modification, would have no Commitment or outstanding Loans so long as such Lender receives payment in full of the principal of and interest accrued on each Loan made by, and all other amounts owing to, such Lender or accrued for the account of such Lender under this Agreement and the other Loan Documents at the time such amendment, amendment and restatement or other modification becomes effective. Notwithstanding the above: (A) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein; (B) the Required Lenders shall determine whether or not to allow the Borrower to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders; and (C) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (x) the Commitment of such Lender may not be increased or extended without the consent of such Lender, (y) the principal owing to such Lender may not be decreased without the consent of such Lender, and (z) the interest rate being paid to such Lender may not be decreased without the consent of such Lender. 10.02 Notices; Effectiveness; Electronic Communication. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone may be made to the applicable telephone number, as follows: (i) if to the Borrower or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and 69 CHAR1\1756574v5

(ii) if to any Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in clause (b) below, shall be effective as provided in such clause (b). (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided, that, the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent and the Borrower each agree hereunder to accept notices and other communications to it hereunder by (x) email sent to its electronic email address set forth in Schedule 10.02 (in each case, as may be updated by written notice to the other parties hereto), or (y) other electronic communications pursuant to procedures approved by it; provided, that, approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices and other communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) or the Borrower or its Related Parties have any liability to the Agent Parties, the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of 70 CHAR1\1756574v5 the Borrower’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet. (d) Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent, and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws. (e) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices and Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Lender and the Related Parties from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 10.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Borrower shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders; provided, that, the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.13), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to the Borrower under any Debtor Relief Law; provided, further, that, if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative 71 CHAR1\1756574v5

Agent pursuant to Section 8.02, and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 10.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the syndication of the credit facility provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) (limited, in the case of any fees and expenses of legal counsel, to the reasonable and documented out-of-pocket fees, disbursements and other charges of (A) one primary counsel for the Administrative Agent, and (B) if reasonably necessary, one firm of local counsel retained by the Administrative Agent in each relevant material jurisdiction) and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the reasonable and documented out-of-pocket fees, charges and disbursements of any counsel for the Administrative Agent or any Lender) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. (b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof) and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (limited, in the case of any fees and expenses of legal counsel, to the reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of primary counsel for all Indemnitees, taken as a whole, and if reasonably necessary, one firm of local counsel for all Indemnitees, taken as a whole, in each relevant material jurisdiction, and solely in the case of an actual or perceived conflict of interest, one additional firm of counsel to each group of affected Indemnitees, similarly situated and taken as a whole) incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower) or arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, and regardless of whether any Indemnitee is a party thereto; provided, that, such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from (1) the gross negligence, bad faith or willful misconduct of such Indemnitee (or any Related Indemnified Party of such Indemnitee), or (2) a material breach of such Indemnitee’s obligations under this Agreement or any 72 CHAR1\1756574v5 other Loan Document, or (B) arise solely from a proceeding that does not involve or arise from an act or omission by the Borrower or any of the Borrower’s Affiliates and that is brought by an Indemnitee against any other Indemnitee (other than any claims against the Administrative Agent or any Lender in its capacity or in fulfilling its role as such). The Borrower shall not be liable for any settlement of any claim effected by any Indemnitee without the consent of the Borrower (which consent shall not be unreasonably withheld, conditioned or delayed), but if settled with the Borrower’s consent, or if there is a final judgment against an Indemnitee in any such proceeding, the Borrower shall indemnify and hold harmless such Indemnitee in the manner set forth above. This Section 10.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under Section 10.04(a) or (b) to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposures of all Lenders at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentages (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought); provided, that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or against any Related Party of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this Section 10.04(c) are subject to the provisions of Section 2.12(d). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, no party hereto shall assert, and each party hereto hereby waives and acknowledges that no other Person shall have, any claim against any Indemnitee or any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof; provided, that, the foregoing shall in no event limit the Borrower’s indemnification obligations under Section 10.04(b) to the extent such special, indirect, consequential or punitive damages are included in any third-party claim in connection with which such Indemnitee is otherwise entitled to indemnification hereunder. No Indemnitee referred to in Section 10.04(b) or any other party hereto shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee or other party hereto through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable not later than fifteen (15) days after receipt by Borrower of written demand therefor. (f) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, and the Termination Date. 10.05 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its 73 CHAR1\1756574v5 right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the occurrence of the Termination Date. 10.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder or thereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section, (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loan at the time owing to it); provided, that, any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of any of the assigning Lender’s Commitment and the Loan at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loan outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loan of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if a “Trade Date” is specified in the Assignment and Assumption, as of such Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Event of Default under Section 8.01(a), (f) or (g) has occurred and is 74 CHAR1\1756574v5 continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, that, concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default under Section 8.01(a), (f) or (g) has occurred and is continuing at the time of such assignment, or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, that, the Borrower shall be deemed to have consented to any such assignment requiring its consent under this clause (A) unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received written notice thereof; and (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any unfunded Commitment if such assignment is to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund, or (2) any Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500 payable by the assignor; provided, that, the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any Affiliates or Subsidiaries of the Borrower, or (B) to any Defaulting Lender or any of its Affiliates or Subsidiaries or to any Person who, upon becoming a Lender hereunder, would constitute one of the foregoing Persons described in this clause (B). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of one or more natural persons). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be 75 CHAR1\1756574v5 outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of the Loan previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrower (and such agency solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amounts (and stated interest) of the Loan owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person), a Defaulting Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loan owing to it); provided, that, (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the 76 CHAR1\1756574v5 performance of such obligations, and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided, that, such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (subject to the requirements and limitations therein, including the requirements under Section 3.01(e)) (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided, that, such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 10.13 as if it were an assignee under paragraph (b) of this Section, and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided, that, such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided, that, no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other Obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other Obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note(s), if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided, that, no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) [Reserved]. 77 CHAR1\1756574v5

(g) Disqualified Institutions. (i) No assignment or, to the extent the DQ List has been posted on the Platform for all Lenders, participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the applicable Lender entered into a binding agreement to sell and assign or participate all or a portion of its rights and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment in its sole and absolute discretion (but, for the avoidance of doubt, otherwise subject to Section 10.06(b)(iii)(A)), in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment). For the avoidance of doubt, with respect to any assignee or participant that becomes a Disqualified Institution after the applicable Trade Date, such assignee shall not retroactively be considered a Disqualified Institution. Any assignment in violation of this clause (g)(i) shall not be void, but the other provisions of this clause (g) shall apply. (ii) If any assignment is made to any Disqualified Institution without the Borrower’s prior consent in violation of clause (i) above, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) terminate the Commitment of such Disqualified Institution and repay all obligations of the Borrower owing to such Disqualified Institution in connection with such Commitment, (B) in the case of an outstanding Loan held by a Disqualified Institution, prepay such Loan by paying the lesser of (1) the principal amount thereof, and (2) the amount that such Disqualified Institution paid to acquire such Loan, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and under the other Loan Documents, and/or (C) require such Disqualified Institution to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in this Section 10.06), all of its interest, rights and obligations under this Agreement and related Loan Documents to one or more Eligible Assignees that shall assume such obligations at the lesser of (1) the principal amount thereof, (2) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and the other Loan Documents; provided, that, (x) such assignment does not conflict with applicable Laws, and (y) in the case of clause (B) above, the Borrower shall not use the proceeds from any Loans to prepay a Loan held by a Disqualified Institution. (iii) Notwithstanding anything to the contrary contained in this Agreement, (A) Disqualified Institutions will not (1) have the right to receive information, reports or other materials provided to Lenders by the Borrower, the Administrative Agent or any other Lender, (2) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (3) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders, and (B)(1) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (2) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws (“Plan of Reorganization”), each Disqualified Institution party hereto hereby agrees (I) not to vote on such Plan of Reorganization, (II) if such Disqualified Institution does vote on such Plan 78 CHAR1\1756574v5 of Reorganization notwithstanding the restriction in the foregoing clause (I), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan of Reorganization in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and (III) not to contest any request by any party for a determination by the bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (II). (iv) The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions provided by the Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders, and/or (B) provide the DQ List to each Lender requesting the same. 10.07 Treatment of Certain Information; Confidentiality. The Administrative Agent and each of the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, its auditors and its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) upon request or demand by any regulatory authority having jurisdiction over such Person or its Related Parties, (c) as may be compelled by an order of any court or administrative agency or in any pending legal, judicial or administrative proceeding or to the extent required by applicable Laws or regulations or by any subpoena or similar compulsory legal process (in which case the Administrative Agent or such Lender agrees to inform the Borrower promptly thereof prior to such disclosure to the extent not prohibited by applicable Law), (d) to any other party hereto, (e) to the extent reasonably necessary or advisable, in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder (it being understood that the DQ List may be disclosed to any assignee or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement in reliance on this clause (f)), (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or the credit facility provided hereunder (provided, that, any such disclosure shall be made in consultation with the Borrower), or (ii) the CUSIP Service Bureau or any similar agency in connection with the application, issuance, publishing and monitoring of CUSIP numbers or other market identifiers with respect to the credit facility provided hereunder, (h) with the consent of the Borrower, (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, (y) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower, or (z) is independently discovered or developed by a party hereto without utilizing any Information received from the Borrower or violating the terms of this Section. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For purposes of this Section, “Information” means all information received from or on behalf of the Borrower or any Subsidiary of the Borrower relating to the Borrower or any Subsidiary of the Borrower 79 CHAR1\1756574v5

or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower or a Subsidiary of the Borrower or any of their representatives. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. 10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing (but subject to the provisions of Section 10.03), each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or its Affiliates, irrespective of whether or not such Lender or such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch or office or Affiliate of such Lender different from the branch or office or Affiliate holding such deposit or obligated on such indebtedness; provided, that, in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided, that, the failure to give such notice shall not affect the validity of such setoff and application. 10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 10.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof 80 CHAR1\1756574v5 and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as set forth in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and the Borrower and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement. 10.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of the Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied. 10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby, and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent then such provisions shall be deemed to be in effect only to the extent not so limited. 10.13 Replacement of Lenders. If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06(b), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate (and such Lender shall be obligated to assign and delegate), without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); provided, that: (a) with respect to any assignment, the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b); (b) such Lender shall have received payment of an amount equal to the outstanding “par” principal amount of its Loan, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the Eligible Assignee (to the extent of such outstanding principal and accrued interest and fees), in the case of an assignment, or the Borrower (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; 81 CHAR1\1756574v5

(d) in the case of an assignment, such assignment does not conflict with applicable Laws; and (e) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that (i) an assignment required pursuant to this Section 10.13 may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the applicable Eligible Assignee, and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided, that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided, further, that, any such documents shall be without recourse to or warranty by the parties thereto. Notwithstanding anything in this Section 10.13 to the contrary, the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.06. 10.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN), AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY OTHER PARTY HERETO, OR ANY RELATED PARTY OF ANY OTHER PARTY HERETO, IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL 82 CHAR1\1756574v5

JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 10.14(b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 10.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 10.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees and acknowledges its Affiliates’ understanding, that: (a)(i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arranger and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arranger and the Lenders, on the other hand, (ii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b)(i) the Administrative Agent, each Lender and the Arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person, and (ii) none of the Administrative Agent, the Arranger or any 83 CHAR1\1756574v5

Lender has any obligation to the Borrower or any of its respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, the Lenders and the Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent, the Arranger or any Lender has any obligation to disclose any of such interests to the Borrower or any of its Affiliates. To the fullest extent permitted by law, the Borrower hereby agrees not to assert any claims against the Administrative Agent, the Arranger or any Lender with respect to any alleged breach of agency or fiduciary duty in connection with any aspect of any transactions contemplated by this Agreement and the other Loan Documents. 10.17 USA PATRIOT Act Notice. Each Lender that is subject to the PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the PATRIOT Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and the Beneficial Ownership Regulation. 10.18 Electronic Execution. This Agreement, any other Loan Document and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement or any other Loan Document (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. The Borrower agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on the Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this Section 10.18 may include use or acceptance by the Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into .pdf), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Borrower without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart. 10.19 Time of the Essence. Time is of the essence with respect to the Loan Documents. 84 CHAR1\1756574v5

10.20 Entire Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY. 10.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable, (i) a reduction in full or in part or cancellation of any such liability, (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document, or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 10.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree that, with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd- Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States), in the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [signature pages follow] 85 CHAR1\1756574v5

LENDERS: BANK OF AMERICA, N.A., as a Lender By: Name: Zachary Ahmed Title: Credit Officer CREDIT AGREEMENT ANSYS, INC.

JPMORGAN CHASE BANK, N.A., as a Lender By: Name: John Kowalczuk Title: Executive Director CREDIT AGREEMENT ANSYS, INC.

Schedule 2.01 COMMITMENTS AND APPLICABLE PERCENTAGES Commitments Applicable Percentage of Lender Commitment Aggregate Commitments Bank of America, N.A. $208,333,333.34 55.555555558% JPMorgan Chase Bank, N.A. $83,333,333.33 22.222222221% PNC Bank, National Association $83,333,333.33 22.222222221% TOTAL $375,000,000.00 100.000000000% CHAR1\1760111v2

Schedule 7.01 EXISTING LIENS None. CHAR1\1760111v2

Schedule 7.02 EXISTING INDEBTEDNESS None. CHAR1\1760111v2

Schedule 10.02 CERTAIN ADDRESSES FOR NOTICES Borrower: ANSYS, INC. 2600 ANSYS Drive Canonsburg, PA 15317 Attention: Ethan Keller, Manager of Corporate Treasury Email: ethan.keller@ansys.com Website address: https://www.ansys.com/ With a copy to: Goodwin Procter LLP 100 Northern Avenue Boston, MA 02210 Attention: Milena Tantcheva Email: MTantcheva@goodwinlaw.com Administrative Agent: For payments and Requests for Credit Extensions: Bank of America, N.A. Mail Code: NC1-026-06-04 Gateway Village – 900 Building 900 W Trade Street Charlotte, NC 28255 Attn: Patricia Santos Phone: 980-387-3794 Fax Number: 704-625-4200 Email: patricia.santos@bofa.com Other Notices for Administrative Agent: Bank of America, N.A. Agency Management 555 California Street, 4th Floor Mail Code: CA5-705-04-09 San Francisco, CA 94104 Attn: Carol Alfonso Phone: 415-436-2321 Email: carol.alfonso@bofa.com CHAR1\1760111v2

Exhibit A FORM OF LOAN NOTICE Date: ___________, _____ To: Bank of America, N.A., as Administrative Agent Ladies and Gentlemen: Reference is made to that certain Credit Agreement, dated as of November 9, 2020 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among ANSYS, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement. The undersigned hereby requests (select one): □ The Borrowing □ A conversion of ___________ Loans to _____________ Loans □ A continuation of Eurodollar Rate Loans 1. On (a Business Day). 2. In the amount of $ .1 3. Comprised of . [Type of Loan requested] 4. For Eurodollar Rate Loans: with an Interest Period of ___ month[s]. [With respect to the Borrowing, the Borrower hereby represents and warrants that each of the conditions set forth in Section 4.02 of the Credit Agreement have been satisfied on and as of the date of the Borrowing.]2 [Remainder of page intentionally left blank] 1 Please note minimum amounts required under Section 2.02(a) of the Credit Agreement. 2 Please include only for the Borrowing. CHAR1\1759528v2

IN WITNESS WHEREOF, the undersigned has executed this Loan Notice as of the date first written above. ANSYS, INC. By: Name: Title: CHAR1\1759528v2

Exhibit B FORM OF NOTICE OF LOAN PREPAYMENT Date: __________, 20__ To: Bank of America, N.A., as Administrative Agent Ladies and Gentlemen: Reference is made to that certain Credit Agreement, dated as of November 9, 2020 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among ANSYS, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings provided in the Credit Agreement. The Borrower hereby notifies the Administrative Agent that on _____________ pursuant to the terms of Section 2.05 of the Credit Agreement, the Borrower intends to prepay/repay the Loans as more specifically set forth below: □ Eurodollar Rate Loans: $ 1 Applicable Interest Period: month[s] □ Base Rate Loans: $ 2 [Remainder of page intentionally left blank] 1 Please note minimum prepayment amounts in Section 2.05 of the Credit Agreement. 2 Please note minimum prepayment amounts in Section 2.05 of the Credit Agreement. CHAR1\1759528v2

IN WITNESS WHEREOF, the undersigned has executed this Notice of Loan Prepayment as of the date first written above. ANSYS, INC. By: Name: Title: CHAR1\1759528v2

Exhibit C FORM OF NOTE ____________, 20__ FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to _____________________ or its registered permitted assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of the Loan made by the Lender to the Borrower under that certain Credit Agreement, dated as of November 9, 2020 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent. The Borrower promises to pay interest on the unpaid principal amount of the Loan made by the Lender to the Borrower from the date of such Loan until the principal amount of such Loan is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement. This Note is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and during the continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Credit Agreement. The Loan made by the Lender to the Borrower shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of the Loan made by the Lender to the Borrower and payments with respect thereto. The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] CHAR1\1759528v2

IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and delivered by its officer thereunto duly authorized. ANSYS, INC. By: Name: Title: CHAR1\1759528v2

Exhibit D FORM OF COMPLIANCE CERTIFICATE Check for distribution to public and private side Lenders Financial Statement Date: _____________, 20___ To: Bank of America, N.A., as Administrative Agent Ladies and Gentlemen: Reference is made to that certain Credit Agreement, dated as of November 9, 2020 (as amended, restated, amended and restated, extended, refinanced, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among ANSYS, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent. The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _________________________1 of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that: [Use following paragraph 1 for fiscal year-end financial statements] 1. The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Credit Agreement for the fiscal year of the Borrower ended as of ________, together with the report of an independent certified public accountant required by such section. [Use following paragraph 1 for fiscal quarter-end financial statements] 1. The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Credit Agreement for the fiscal quarter of the Borrower ended as of __________. Such financial statements fairly present, in all material respects, the consolidated financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes. 2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements. 3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and [select one:] 1 Must be the chief financial officer (or principal financial officer with similar responsibilities). CHAR1\1759528v2

[to the knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.] --or— [to the knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:] 4. The financial covenant calculations set forth on Schedule 1 attached hereto are true and accurate on and as of the four-quarter period ending ____________. [Remainder of page intentionally left blank] CHAR1\1759528v2

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of the date first written above. ANSYS, INC. By: Name: Title: CHAR1\1759528v2

Schedule 1 Computation of Financial Covenants CHAR1\1759528v2

EXHIBIT E-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of November 9, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ANSYS, Inc., a Delaware corporation (the “Borrower”), the Lenders identified therein, and Bank of America, N.A., as Administrative Agent. Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ______________, 20___ CHAR1\1759528v2

EXHIBIT E-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of November 9, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ANSYS, Inc., a Delaware corporation (the “Borrower”), the Lenders identified therein, and Bank of America, N.A., as Administrative Agent. Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ______________, 20___ CHAR1\1759528v2

EXHIBIT E-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of November 9, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ANSYS, Inc., a Delaware corporation (the “Borrower”), the Lenders identified therein, and Bank of America, N.A., as Administrative Agent. Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ______________, 20___ CHAR1\1759528v2

EXHIBIT E-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of November 9, 2020 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ANSYS, Inc., a Delaware corporation (the “Borrower”), the Lenders identified therein, and Bank of America, N.A., as Administrative Agent. Pursuant to the provisions of Section 3.01(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W- 8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W- 8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ______________, 20___ CHAR1\1759528v2

Exhibit F FORM OF ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto in the amount[s] and equal to the percentage interest[s] identified below of all the outstanding rights and obligations under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: ______________________________ [Assignor [is][is not] a Defaulting Lender.] 2. Assignee: ______________________________ [and is an [Affiliate][Approved Fund] of [identify Lender]1] 3. Borrower: ANSYS, Inc., a Delaware corporation 4. Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement 5. Credit Agreement: Credit Agreement dated as of November 9, 2020 among the Borrower, the Lenders parties thereto, and Bank of America, N.A., as Administrative Agent 1 Select as applicable. CHAR1\1759528v2

6. Assigned Interest: Aggregate Amount of Amount of Percentage Commitment/Loans Commitment/Loan Assigned of for all Lenders∗ Assigned* Commitment/Loan1 $ $ % $ $ % $ $ % [7. Trade Date: ______________]2 Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] ∗ Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 1 Set forth, to at least 9 decimals, as a percentage of the Commitments/Loans of all Lenders thereunder. 2 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date. CHAR1\1759528v2

The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Name: Title: ASSIGNEE [NAME OF ASSIGNEE] By: Name: Title: [Consented to and] Accepted: BANK OF AMERICA, N.A. as Administrative Agent By: Name: Title: Consented to: [Consented to:] ANSYS, INC. By: Name: Title: CHAR1\1759528v2

ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby, (iv) it has reviewed the DQ List and (v) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01(a) or Section 6.01(b) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vii) it has reviewed the DQ List and it is not a Disqualified Institution and (viii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee. CHAR1\1759528v2

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York. CHAR1\1759528v2